Exhibit (17)(c)

                             ARMADA FUNDS PROSPECTUS
                                H SHARES (RETAIL)

                                 OCTOBER 1, 2003

                                  EQUITY FUNDS
                            INTERNATIONAL EQUITY FUND
                           LARGE CAP CORE EQUITY FUND
                              LARGE CAP GROWTH FUND
                              LARGE CAP ULTRA FUND
                              LARGE CAP VALUE FUND
                               MID CAP GROWTH FUND
                               S&P 500 INDEX FUND
                               SMALL CAP CORE FUND
                              SMALL CAP GROWTH FUND
                              SMALL CAP VALUE FUND
                            SMALL/MID CAP VALUE FUND
                             TAX MANAGED EQUITY FUND

                             ASSET ALLOCATION FUNDS
                           AGGRESSIVE ALLOCATION FUND
                            BALANCED ALLOCATION FUND
                          CONSERVATIVE ALLOCATION FUND

                               FIXED INCOME FUNDS
                                    BOND FUND
                                    GNMA FUND
                             INTERMEDIATE BOND FUND
                           LIMITED MATURITY BOND FUND
                           TOTAL RETURN ADVANTAGE FUND
                              ULTRA SHORT BOND FUND
                           U.S. GOVERNMENT INCOME FUND

                               TAX FREE BOND FUNDS
                          MICHIGAN MUNICIPAL BOND FUND
                          NATIONAL TAX EXEMPT BOND FUND
                            OHIO TAX EXEMPT BOND FUND
                        PENNSYLVANIA MUNICIPAL BOND FUND

                                MONEY MARKET FUNDS
                                MONEY MARKET FUND

                 THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
                   APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
                     ANY REPRESENTATION TO THE CONTRARY IS A
                                CRIMINAL OFFENSE.

[SAILBOAT LOGO]
ARMADA(R)

    FUNDS
WWW.ARMADAFUNDS.COM

                               INVESTMENT ADVISER
                            NATIONAL CITY INVESTMENT
                               MANAGEMENT COMPANY

                              ABOUT THIS PROSPECTUS

Armada Funds (Armada) is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information that you should know about Class H Shares of the Funds before investing. Armada also offers Class H Shares of Armada money market funds in a separate prospectus. To obtain more information on Armada Funds, visit us on-line at WWW.ARMADAFUNDS.COM or call 1-800-622-FUND (3863). Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN THAT IS COMMON TO EACH OF THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT THE FUNDS, PLEASE SEE:

                                                                            PAGE

ARMADA INTERNATIONAL EQUITY FUND...............................................2
ARMADA LARGE CAP CORE EQUITY FUND..............................................4
ARMADA LARGE CAP GROWTH FUND...................................................6
ARMADA LARGE CAP ULTRA FUND....................................................8
ARMADA LARGE CAP VALUE FUND...................................................10
ARMADA MID CAP GROWTH FUND....................................................12
ARMADA S&P 500 INDEX FUND.....................................................14
ARMADA SMALL CAP CORE FUND....................................................16
ARMADA SMALL CAP GROWTH FUND..................................................18
ARMADA SMALL CAP VALUE FUND...................................................20
ARMADA SMALL/MID CAP VALUE FUND...............................................22
ARMADA TAX MANAGED EQUITY FUND................................................24
ARMADA AGGRESSIVE ALLOCATION FUND.............................................30
ARMADA BALANCED ALLOCATION FUND...............................................34
ARMADA CONSERVATIVE ALLOCATION FUND...........................................38
ARMADA BOND FUND..............................................................44
ARMADA GNMA FUND..............................................................46
ARMADA INTERMEDIATE BOND FUND.................................................48
ARMADA LIMITED MATURITY BOND FUND.............................................50
ARMADA TOTAL RETURN ADVANTAGE FUND............................................52
ARMADA ULTRA SHORT BOND FUND..................................................54
ARMADA U.S. GOVERNMENT INCOME FUND............................................56
ARMADA MICHIGAN MUNICIPAL BOND FUND...........................................62
ARMADA NATIONAL TAX EXEMPT BOND FUND..........................................64
ARMADA OHIO TAX EXEMPT BOND FUND..............................................66

ARMADA PENNSYLVANIA MUNICIPAL BOND FUND.......................................68
ARMADA MONEY MARKET FUND......................................................74
MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES........................77
MORE INFORMATION ABOUT FUND INVESTMENTS.......................................80
INVESTOR PROFILES.............................................................82
INVESTMENT ADVISER AND INVESTMENT TEAMS.......................................84
PURCHASING, SELLING AND EXCHANGING FUND SHARES................................86
DIVIDENDS AND TAXES...........................................................92
FINANCIAL HIGHLIGHTS......................................................... 95

RISK/RETURN INFORMATION COMMON TO THE FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. National City Investment Management Company (Adviser) manages the investments of each Fund. The Adviser invests Fund assets in a way that the Adviser believes will help a Fund achieve its goal. Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment.

Except for the Money Market Fund, each Fund's performance is compared to the performance of one or more benchmark indices. Except for the S&P 500 Index Fund, a Fund does not attempt to replicate the performance of its benchmark index. An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

No matter how good a job an investment manager does, you could lose money on your investment in a Fund, just as you could with other investments.

An investment in a Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

The value of your investment in a Fund is based primarily on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

ARMADA INTERNATIONAL EQUITY FUND

FUND SUMMARY

INVESTMENT GOAL                      Capital appreciation

PRINCIPAL INVESTMENT STRATEGY        Investing in common stocks of issuers
                                     located in at least three foreign countries

PRINCIPAL RISKS                      Market risk, foreign risk, multi-national
                                     companies risk, country risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada International Equity Fund's investment objective is to provide capital appreciation by investing in a portfolio of equity securities of foreign issuers. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of foreign issuers. The Fund invests in securities that are tied economically to a number of countries throughout the world. The Fund focuses on issuers included in the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI
EAFE) Index. The MSCI EAFE Index is an unmanaged index which represents the performance of more than 1,000 equity securities of companies located in those regions. The Fund will limit investments in securities of issuers in countries with emerging markets or economies to no more than 10% of the Fund's total assets.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Adviser makes judgments about the attractiveness of countries based upon a collection of criteria. The relative valuation, growth prospects, fiscal, monetary and regulatory government policies are considered jointly and generally in making these judgments. The percentage of the Fund in each country is determined by its relative attractiveness and weight in the MSCI EAFE Index. More than 25% of the Fund's assets may be invested in the equity securities of issuers located in the same country.

Within foreign markets, the Adviser buys and sells securities based on its analysis of competitive position and valuation. The Adviser sells securities whose competitive position is deteriorating or whose valuation is unattractive relative to industry peers. Likewise, companies with strong and durable competitive advantages and attractive valuation are considered for purchase.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that foreign common stocks may underperform other segments of the equity markets or the equity markets as a whole.

FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

Emerging market countries are countries that the Morgan Stanley Capital International Emerging Markets Index or the United Nations classifies as emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

MULTI-NATIONAL COMPANIES RISK. Companies making up the MSCI EAFE Index are generally issuers of larger cap securities of multi-national companies who are affected by risks worldwide.

COUNTRY RISK. Investment in a particular country of 25% or more of the Fund's total assets will make the Fund's performance more dependent upon the political and economic circumstances of that country than a mutual fund more widely diversified among issuers in different countries.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class H shares of the Fund are new and have not completed a full calendar year of operations as of December 31, 2002. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.


The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.

CALENDAR YEAR TOTAL RETURNS
1998            1999          2000          2001           2002
19.53%          49.71%        -17.09%       -25.52%        -19.20%

Best Quarter             36.05%         (12/31/99)
Worst Quarter .         -19.96%          (9/30/02)




The Fund's year-to-date total return for Class A Shares through June 30, 2003 was 6.02%.



THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE MSCI EAFE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.


------------------------------------------------------------------------------------------------------------------
                                                      1 YEAR           5 YEARS           SINCE          DATE OF
CLASS A SHARES                                                                         INCEPTION       INCEPTION
------------------------------------------------------------------------------------------------------------------
Armada International Equity Fund                                                                         8/1/97

   Returns Before Taxes                              -23.62%           -3.34%             -4.40%

   Returns After Taxes on Distributions              -23.68%           -3.75%             -4.78%

   Returns After Taxes on Distributions and
   Sale of Fund Shares                               -14.50%           -2.58%             -3.40%
------------------------------------------------------------------------------------------------------------------
MSCI EAFE Index 1
(reflects no deduction for fees, expenses or
taxes)                                               -15.94%           -2.89%             -4.53%     Since 7/31/97
------------------------------------------------------------------------------------------------------------------

1The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI
 EAFE) Index is an unmanaged index comprising 21 MSCI country indices, representing developed markets outside of North America.

FUND FEES AND EXPENSES

See page 26 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA LARGE CAP CORE EQUITY FUND
         (FORMERLY KNOWN AS THE "ARMADA CORE EQUITY FUND")

FUND SUMMARY

INVESTMENT GOAL                       Capital appreciation

PRINCIPAL INVESTMENT STRATEGY         Investing in common stocks of large cap
                                      companies

PRINCIPAL RISK                        Market risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Large Cap Core Equity Fund's investment objective is to provide capital appreciation by blending value and growth investment styles. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with large stock market capitalizations. The Adviser will normally invest between 20% and 50% of its assets in the following three types of equity securities: (1) common stocks that have a forecasted annual earnings-per-share growth of 10% or more, with no losses during the last five years; (2) common stocks with price-to-earnings ratios at least 20% below the average of the companies included in the S&P 500 Composite Stock Price Index; and (3) common stocks that pay dividends at a rate at least 20% above the average of the companies included in the S&P 500 Composite Stock Price Index.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities issued by large cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Adviser utilizes a systematic, disciplined investment process when selecting individual securities. This includes: (1) screening a database for liquidity and the criteria listed above; (2) scoring each issue emphasizing fundamental, valuation and technical indicators; and (3) security analysis that further evaluates the company and the stock, which includes an analysis of company fundamentals such as earnings, profitability and management, valuation such as price/earnings, price/book and yield, and technical analysis emphasizing individual stock price trends.

The Fund considers a large capitalization or "large cap" company to be one that has a market capitalization at the time of purchase of $3 billion or more.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class H shares of the Fund are new and have not completed a full calendar year of operations as of December 31, 2002. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.


CALENDAR YEAR TOTAL RETURNS
1998           1999        2000        2001         2002
31.99%         19.72%      1.45%       -14.49%      -20.44%


Best Quarter            25.04%           (12/31/98)
Worst Quarter          -17.62%            (9/30/02)

The Fund's year-to-date total return for Class A Shares through June 30, 2003 was 10.20%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE S&P 500 COMPOSITE STOCK PRICE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

-----------------------------------------------------------------------------------------------------------------------
CLASS A SHARES                                               1 YEAR         5 YEARS         SINCE           DATE OF
                                                                                          INCEPTION        INCEPTION
-----------------------------------------------------------------------------------------------------------------------
Armada Large Cap Core Equity Fund                                                                             8/1/97

   Returns Before Taxes                                     -24.79%          0.60%          1.06%

   Returns After Taxes on Distributions                     -24.94%         -0.52%          0.00%

   Returns After Taxes on Distributions and Sale of         -15.22%          0.56%          0.92%
   Fund Shares
-----------------------------------------------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index 1
(reflects no deduction for fees, expenses or taxes)         -22.10%         -0.59%         -0.10%        Since 7/31/97
-----------------------------------------------------------------------------------------------------------------------

1The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.

FUND FEES AND EXPENSES

See page 26 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA LARGE CAP GROWTH FUND
         (FORMERLY KNOWN AS THE "ARMADA EQUITY GROWTH FUND")

FUND SUMMARY

INVESTMENT GOAL                      Capital appreciation

PRINCIPAL INVESTMENT STRATEGY        Investing in growth-oriented common stocks
                                     of large cap companies

PRINCIPAL RISK                       Market risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Large Cap Growth Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded larger cap equity securities. The investment objective may be changed without shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with large stock market capitalizations. In buying and selling securities for the Fund, the Adviser considers factors such as historical and projected earnings growth, earnings quality and liquidity. The Fund generally purchases common stocks that are listed on a national securities exchange or unlisted securities with an established over-the-counter market.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities issued by large cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Fund considers a large capitalization or "large cap" company to be one that has a market capitalization at the time of purchase of $3 billion or more.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class H shares of the Fund are new and have not completed a full calendar year of operations as of December 31, 2002. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.


CALENDAR YEAR TOTAL RETURNS
1993          1994        1995       1996        1997        1998        1999       2000        2001        2002
-0.47%        -0.94%      28.51%     19.98%      36.34%      28.74%      22.66%     -5.48%      -16.53%     -28.39%

Best Quarter           22.85%         (12/31/98)
Worst Quarter         -16.15%          (3/31/01)

The Fund's year-to-date total return for Class A Shares through June 30, 2003 was 7.81%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE S&P 500 COMPOSITE STOCK PRICE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

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CLASS A SHARES                                           1 YEAR         5 YEARS        10 YEARS
-------------------------------------------------------------------------------------------------
Armada Large Cap  Growth Fund

   Returns Before Taxes                                  -32.32%         -3.36%          5.74%

   Returns After Taxes on Distributions                  -32.34%         -3.87%          4.16%

   Returns After Taxes on Distributions and Sale of      -19.84%         -2.62%          4.20%
   Fund Shares
-------------------------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index 1                    -22.10%         -0.59%          9.34%
(reflects no deduction for fees, expenses or taxes)
-------------------------------------------------------------------------------------------------

1The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.

FUND FEES AND EXPENSES

See page 26 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA LARGE CAP ULTRA FUND

FUND SUMMARY

INVESTMENT GOAL                       Capital appreciation

PRINCIPAL INVESTMENT STRATEGY         Investing in growth-oriented common stocks
                                      of large cap companies

PRINCIPAL RISK                        Market risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Large Cap Ultra Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded larger cap equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in a diversified portfolio of common stocks of U.S. companies with large stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by large cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Adviser takes a long-term approach to managing the Fund and typically invests in companies that have exhibited consistent, above-average growth in revenues and earnings, strong management, and sound and improving financial fundamentals. The Adviser will consider selling a security when there is a deterioration of fundamentals leading to a deceleration in earnings growth.

The Fund considers a large capitalization or "large cap" company to be one that has a market capitalization at the time of purchase of $3 billion or more.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class H shares of the Fund are new and have not completed a full calendar year of operations as of December 31, 2002. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

Performance information before June 10, 2000 represents performance of the Parkstone Large Capitalization Fund which was reorganized into the Armada Large Cap Ultra Fund on that date.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.


CALENDAR YEAR TOTAL RETURNS
1997            1998        1999        2000         2001         2002
28.76%          42.37%      28.53%      -17.03%      -23.08%      -32.75%

Best Quarter            25.49%         (12/31/98)
Worst Quarter          -21.10%          (3/31/01)


The Fund's year-to-date total return for Class A Shares through June 30, 2003 was 4.00%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE RUSSELL 1000 GROWTH INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

----------------------------------------------------------------------------------------------------------
                                                                                  SINCE       DATE OF
CLASS A SHARES                                      1 YEAR       5 YEARS        INCEPTION    INCEPTION
----------------------------------------------------------------------------------------------------------
Armada Large Cap Ultra Fund                                                                     2/1/96

   Returns Before Taxes                            -36.43%        -5.79%          1.90%

   Returns After Taxes on Distributions            -36.43%        -7.41%          0.25%

   Returns After Taxes on Distributions and
   Sale of Fund Shares                             -22.37%        -3.64%          2.29%
----------------------------------------------------------------------------------------------------------
Russell 1000 Growth Index
(reflects no deduction for fees, expenses or
taxes)                                             -27.88%        -3.84%          3.61%     Since 1/31/96
----------------------------------------------------------------------------------------------------------

1 The Russell 1000 Growth Index measures the performance of companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the 1000 largest U.S. companies based on market capitalization.

FUND FEES AND EXPENSES

See page 26 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA LARGE CAP VALUE FUND

FUND SUMMARY

INVESTMENT GOAL                        Capital appreciation

PRINCIPAL INVESTMENT STRATEGY          Investing in value-oriented common stocks
                                       of large cap companies

PRINCIPAL RISK                         Market risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Large Cap Value Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded large capitalization equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with large stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by large cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser focuses on securities of companies that offer good value and good news. The Adviser generally seeks to invest in companies based on price-to-earnings, price-to-book and price-to-cash flow ratios that are lower than market averages. The Adviser generally sells securities when these valuation ratios rise above market averages.

The Fund considers a large capitalization or "large cap" company to be one that has a market capitalization at the time of purchase of $3 billion or more.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that value-oriented large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class H shares of the Fund are new and have not completed a full calendar year of operations as of December 31, 2002. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.


CALENDAR YEAR TOTAL RETURNS
1995          1996        1997       1998        1999        2000        2001       2002
27.37%        17.89%      28.87%     9.77%       -0.25%      11.30%      -4.05%     -15.22%

Best Quarter             12.50%          (6/30/97)
Worst Quarter           -17.98%          (9/30/02)


The Fund's year-to-date total return for Class A Shares through June 30, 2003 was 8.48%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE RUSSELL 1000 VALUE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

----------------------------------------------------------------------------------------------------------
                                                                                 SINCE         DATE OF
CLASS A SHARES                                     1 YEAR       5 YEARS        INCEPTION      INCEPTION
----------------------------------------------------------------------------------------------------------
Armada Large Cap Value Fund                                                                     8/22/94

   Returns Before Taxes                           -19.87%        -1.30%          7.12%

   Returns After Taxes on Distributions           -20.27%        -2.43%          5.60%

   Returns After Taxes on Distributions and
   Sale of Fund Shares                            -12.15%        -1.29%          5.34%
----------------------------------------------------------------------------------------------------------
Russell 1000 Value Index 1
(reflects no deduction for fees, expenses or
taxes)                                            -15.52%         1.16%         10.47%      Since 8/31/94
----------------------------------------------------------------------------------------------------------

1The Russell 1000 Value Index measures the performance of companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the 1000 largest U.S. companies based on market capitalization.

FUND FEES AND EXPENSES

See page 26 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA MID CAP GROWTH FUND

FUND SUMMARY

INVESTMENT GOAL                      Capital appreciation

PRINCIPAL INVESTMENT STRATEGY        Investing in growth-oriented common stocks
                                     of medium-sized companies

PRINCIPAL RISK                       Market risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Mid Cap Growth Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded mid cap equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with medium stock market capitalizations. In selecting investments for the Fund to buy and sell, the Adviser invests in companies that have typically exhibited consistent, above-average growth in revenues and earnings, strong management, sound and improving financial fundamentals and presently exhibit the potential for growth.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by mid cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Fund considers a mid-capitalization or "mid cap" company to be one that has a market capitalization at the time of purchase between $1 billion and $15 billion.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that growth-oriented mid cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class H shares of the Fund are new and have not completed a full calendar year of operations as of December 31, 2002. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

Performance information before June 10, 2000 represents performance of the Parkstone Mid Capitalization Fund which was reorganized into the Armada Mid Cap Growth Fund on that date.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.


CALENDAR YEAR TOTAL RETURNS
1993          1994        1995       1996        1997        1998        1999       2000        2001        2002
12.90%        -5.43%      29.58%     18.53%      11.60%      11.04%      45.47%     -8.11%      -19.17%     -31.35%

Best Quarter             34.98%         (12/31/99)
Worst Quarter           -27.16%          (9/30/01)

The Fund's year-to-date total return for Class A Shares through June 30, 2003 was 14.05%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE RUSSELL MIDCAP GROWTH INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------

CLASS A SHARES                              1 YEAR      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
Armada Mid Cap Growth Fund

   Returns Before Taxes                     -35.03%     -4.86%         3.62%

   Returns After Taxes on Distributions     -35.03%     -8.31%         0.09%

   Returns After Taxes on Distributions
   and Sale of Fund Shares                  -21.51%     -3.02%         3.03%
--------------------------------------------------------------------------------
Russell Midcap(R)Growth Index 1
(reflects no deduction for fees,
expenses or taxes)                          -27.41%     -1.82%         6.71%
--------------------------------------------------------------------------------
1 The Russell Midcap(R) Growth Index measures the performance of those companies in the Russell Midcap(R) Index with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap(R) Index measures the performance of the 800 smallest U.S. companies among the largest 1,000 U.S. companies based on market capitalization.

FUND FEES AND EXPENSES

See page 26 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA S&P 500 INDEX FUND
         (FORMERLY KNOWN AS THE "ARMADA EQUITY INDEX FUND")

FUND SUMMARY

INVESTMENT GOAL                         To approximate, before Fund expenses,
                                        the investment results of the S&P 500
                                        Composite Stock Price Index

PRINCIPAL INVESTMENT STRATEGY           Investing in stocks that comprise the
                                        S&P 500 Composite Stock Price Index

PRINCIPAL RISKS                         Market risk, tracking error risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada S&P 500 Index Fund's investment objective is to provide investment results that, before Fund expenses, approximate the aggregate price and dividend performance of the securities included in the S&P 500 Composite Stock Price Index by investing in securities comprising the S&P 500 Composite Stock Price Index. The investment objective may be changed without a shareholder vote.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in stocks of companies included in the S&P 500 Composite Stock Price Index. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The S&P 500 Composite Stock Price Index is made up of common stocks of 500 large, publicly traded companies. The Fund buys and holds all stocks included in the S&P 500 Composite Stock Price Index in the same relative proportion as those stocks are held in the Index. Stocks are eliminated from the Fund when removed from the S&P 500 Composite Stock Price Index. The Adviser does not generally "manage" the Fund in the traditional sense (i.e. by using economic, financial or market analysis). However, the Adviser believes that by employing certain active management strategies for a small percentage of the Fund's assets, the Fund's net returns after expenses may more closely approximate returns of the S&P 500 Composite Stock Price Index.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that common stocks comprising the S&P 500 Composite Stock Price Index may underperform other segments of the equity markets or the equity markets as a whole.

TRACKING ERROR RISK. The Fund's ability to replicate the performance of the S&P 500 Composite Stock Price Index will depend to some extent on the size and timing of cash flows into and out of the Fund, as well as on the level of the Fund's expenses.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class H shares of the Fund are new and have not completed a full calendar year of operations as of December 31, 2002. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.


CALENDAR YEAR TOTAL RETURNS
  1999           2000        2001         2002
  20.28%         -9.45%      -12.47%      -22.57

Best Quarter             14.65%          (12/31/99)
Worst Quarter           -17.37%           (9/30/02)

The Fund's year-to-date total return for Class A Shares through June 30, 2003 was 11.46%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE S&P 500 COMPOSITE STOCK PRICE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.


--------------------------------------------------------------------------------------------------------
                                                                        SINCE             DATE OF
CLASS A SHARES                                        1 YEAR           INCEPTION         INCEPTION
--------------------------------------------------------------------------------------------------------
Armada S&P 500 Index Fund                                                                 10/15/98

   Returns Before Taxes                               -25.45%            -4.19%

   Returns After Taxes on Distributions               -25.77%            -4.57%

   Returns After Taxes on Distributions and
   Sale of Fund Shares                                -15.61%            -3.43%
--------------------------------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index1
(reflects no deduction for fees, expenses or
taxes)                                                -22.10%            -2.76%        Since 10/15/98
--------------------------------------------------------------------------------------------------------

1The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. "S&P 500" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by National City Investment Management Company. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

FUND FEES AND EXPENSES

See page 28 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA SMALL CAP CORE FUND

FUND SUMMARY

INVESTMENT GOAL                      Capital appreciation

PRINCIPAL INVESTMENT STRATEGY        Investing in common stocks of small cap
                                     companies

PRINCIPAL RISKS                      Market risk, small companies risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Small Cap Core Fund's investment objective is to provide capital appreciation. The Fund intends to achieve its objective by blending value and growth investment styles. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with small stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by small cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Adviser will normally invest between 30% and 70% of its assets in the following two types of equity securities: (1) common stocks that have a forecasted annual earnings-per-share growth rate that is greater than the average growth rate of the companies included in the Russell 2000 Index; and (2) common stocks with price-to-earnings ratios of at least 20% below the average of the companies included in the Russell 2000 Index.

The Adviser utilizes a systematic, disciplined investment process when selecting individual securities. This includes: (1) screening a database for liquidity and the criteria listed above; (2) scoring each issue emphasizing fundamental, valuation and technical indicators; and (3) security analysis that further evaluates the company and the stock, which includes an analysis of company fundamentals such as earnings, profitability and management, valuation such as price/earnings, price/book and yield, and technical analysis emphasizing individual stock price trends.

The Fund considers a small capitalization or "small cap" company to be one that has a market capitalization at the time of purchase of up to $3 billion.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that small cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not commenced operations as of the date of this prospectus.


FUND FEES AND EXPENSES

See page 27 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA SMALL CAP GROWTH FUND

FUND SUMMARY

INVESTMENT GOAL                       Capital appreciation

PRINCIPAL INVESTMENT STRATEGY         Investing in growth-oriented common stocks
                                      of small cap companies

PRINCIPAL RISKS                       Market risk, small companies risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Small Cap Growth Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded small cap equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with small stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by small cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Adviser seeks to invest in small capitalization companies with strong growth in revenue, earnings and cash flow. Purchase decisions are also based on the security's valuation relative to the company's expected growth rate, earnings quality and competitive position, valuation compared to similar securities and the security's trading liquidity. Reasons for selling securities include disappointing fundamentals, negative industry developments, evidence of management's inability to execute a sound business plan, capitalization exceeding the Adviser's definition of "small capitalization," desire to reduce exposure to an industry or sector, and valuation levels which cannot be justified by the company's fundamental growth prospects.

The Fund considers a small capitalization or "small cap" company to be one that has a market capitalization at the time of purchase between $100 million and $3 billion.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that growth-oriented small cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class H shares of the Fund are new and have not completed a full calendar year of operations as of December 31, 2002. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.


CALENDAR YEAR TOTAL RETURNS
1998           1999        2000          2001          2002
7.28%          35.63%      -15.19%       -8.27%        -39.47%

Best Quarter               36.11%         (12/31/99)
Worst Quarter             -25.82%          (9/30/01)

The Fund's year-to-date total return for Class A Shares through June 30, 2003 was 15.81%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE RUSSELL 2000 GROWTH INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES                                1 YEAR          5 YEARS         SINCE INCEPTION       DATE OF INCEPTION
------------------------------------------------------------------------------------------------------------------------
Armada Small Cap Growth Fund                                                                             8/1/97

   Returns Before Taxes                       -42.78%          -8.32%             -6.53%

   Returns After Taxes on Distributions       -42.78%          -8.74%             -6.94%

   Returns After Taxes on Distributions
   and Sale of Fund Shares                    -26.27%          -6.17%             -4.84%
------------------------------------------------------------------------------------------------------------------------
Russell 2000 Growth Index 1
(reflects no deduction for fees,
expenses or taxes)                            -30.26%          -6.59%             -5.73%              Since 7/31/97
------------------------------------------------------------------------------------------------------------------------

1 The Russell 2000 Growth Index is comprised of securities in the Russell 2000
  Index with higher than average price-to-book ratios and forecasted growth values. The Russell 2000 Index is an unmanaged index comprised of the 2000 smallest companies of the 3000 largest U.S. companies based on market capitalization.

FUND FEES AND EXPENSES

See page 27 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA SMALL CAP VALUE FUND

FUND SUMMARY

INVESTMENT GOAL                          Capital appreciation

PRINCIPAL INVESTMENT STRATEGY            Investing in value-oriented common
                                         stocks of small cap companies

PRINCIPAL RISKS                          Market risk, small companies risk


PRINCIPAL INVESTMENT STRATEGIES


The Armada Small Cap Value Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded small cap equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with small stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by small cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser focuses on securities of companies that offer good value and good news. The Adviser generally seeks to invest in companies based on price-to-earnings, price-to-book and price-to-cash flow ratios that are lower than the market averages. The Adviser generally sells securities when these valuation ratios rise above market averages. The Fund will not necessarily sell a security if the issuer is no longer considered a small cap company, so long as the security otherwise continues to meet investment criteria.

The Fund considers a small capitalization or "small cap" company to be one that has a market capitalization at the time of purchase up to $3 billion.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may increase transaction costs and capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that value-oriented small cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class H shares of the Fund are new and have not completed a full calendar year of operations as of December 31, 2002. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.


CALENDAR YEAR TOTAL RETURNS
1995          1996        1997       1998        1999        2000        2001       2002
18.41%        22.32%      32.05%     -7.64%      7.65%       33.22%      17.03%     -10.75%

Best Quarter                19.22%         (12/31/01)
Worst Quarter              -17.92%          (9/30/98)

The Fund's year-to-date total return for Class A Shares through June 30, 2003 was 12.11%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE RUSSELL 2000 VALUE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

------------------------------------------------------------------------------------------------------
                                                                         SINCE             DATE OF
CLASS A SHARES                              1 YEAR      5 YEARS        INCEPTION          INCEPTION
------------------------------------------------------------------------------------------------------
Armada Small Cap Value Fund                                                                8/15/94
   Returns Before Taxes                     -15.65%      5.50%           12.15%
   Returns After Taxes on Distributions     -17.26%      3.44%            9.55%

   Returns After Taxes on Distributions

   and Sale of Fund Shares                   -9.41%      3.58%            8.95%
------------------------------------------------------------------------------------------------------
Russell 2000 Value Index 1
(reflects no deduction for fees,
expenses or taxes)                          -11.43%      2.71%           10.37%        Since 7/31/94
------------------------------------------------------------------------------------------------------

1The Russell 2000 Value Index is comprised of securities in the Russell 2000
 Index with lower than average price-to-book ratios and forecasted growth values. The Russell 2000 Index is an unmanaged index comprised of the 2000 smallest companies of the 3000 largest U.S. companies based on market capitalization.

FUND FEES AND EXPENSES

See page 27 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA SMALL/MID CAP VALUE FUND

FUND SUMMARY

INVESTMENT GOAL                          Long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGY            Investing in value-oriented common
                                         stocks of small cap and mid cap
                                         companies

PRINCIPAL RISKS                          Market risk, smaller companies risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Small/Mid Cap Value Fund's investment objective is to provide long-term capital appreciation. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies that are considered to have small cap or mid cap stock market capitalizations. Companies meeting this criteria are ones that have a market capitalization between $500 million and $5 billion at the time the Fund purchases the company's securities.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by small cap and mid cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser focuses on securities of companies that offer good value and good news. The Adviser generally seeks to invest in companies based on price-to-sales, price-to-book and price-to-cash flow ratios that are lower than market averages. The Adviser generally sells securities when these valuation ratios rise above market averages. The Fund will not necessarily sell a security if the issuer no longer meets the market capitalization criteria stated above, so long as the security otherwise continues to meet investment criteria.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may increase transaction costs and capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that value-oriented small cap or mid cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

SMALLER COMPANIES RISK. Smaller capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and mid cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not completed a full calendar year of investment operations as of December 31, 2002.

FUND FEES AND EXPENSES

See page 27 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA TAX MANAGED EQUITY FUND

FUND SUMMARY

INVESTMENT GOAL                          Capital appreciation, while minimizing
                                         the impact of taxes

PRINCIPAL INVESTMENT STRATEGY            Investing in common stocks using
                                         strategies designed to minimize the
                                         impact of taxes

PRINCIPAL RISK                           Market risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Tax Managed Equity Fund's investment objective is to provide capital appreciation while minimizing the impact of taxes on shareholders' returns. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Adviser buys and sells common stocks based on factors such as historical and projected long-term earnings growth, earnings quality and liquidity. The Adviser attempts to minimize the realization of taxable gains by investing in the securities of companies with above average earnings predictability and stability which the Fund expects to hold for several years. This generally results in a low level of portfolio turnover. In addition, the Fund seeks to distribute relatively low levels of taxable investment income by investing in stocks with low dividend yields. When the Fund sells appreciated securities, it will attempt to hold realized capital gains to a minimum.

The Fund may, when consistent with its overall investment approach, sell depreciated securities to offset realized capital gains. The Fund may make in-kind redemptions consistent with its investment objective. An in-kind redemption may serve to minimize any tax impact on the remaining shareholders, because a Fund generally recognizes no taxable gain (or loss) on the securities used to make an in-kind redemption. The Fund is not a tax exempt fund, and it expects to distribute taxable dividends and capital gains from time to time.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The performance of Class A Shares of the Armada Tax Managed Equity Fund for the period April 9, 1998 until May 11, 1998, when Class A Shares were first offered for sale, is represented by the performance of the Fund's Class I Shares. The performance of Class A Shares of the Tax Managed Equity Fund for the periods prior to April 9, 1998 is represented by the performance of a common trust fund which operated prior to the effectiveness of the registration statement of the Tax Managed Equity Fund. The common trust fund was advised by National City Bank, an affiliate of the Adviser. At the time of the Tax Managed Equity Fund's inception as a registered mutual fund, the common trust fund was operated using materially equivalent investment objectives, policies, guidelines and restrictions as those of the Fund. In connection with the Tax Managed Equity Fund's commencement of operations as a registered mutual fund, the common trust fund transferred its assets to the Fund. At the time of the transfer, the Adviser did not manage any other collective investment or common trust funds using materially equivalent investment objectives, policies, guidelines and restrictions to those of the Tax Managed Equity Fund.

The common trust fund was not open to the public generally, or registered under the Investment Company Act of 1940 (the "1940 Act"), or subject to certain restrictions that are imposed by the 1940 Act and the Internal Revenue Code. If the common trust fund had been registered under the 1940 Act, performance may have been adversely affected. Performance quotations of the common trust fund represent past performance of the common trust fund, which are separate and distinct from the Tax Managed Equity Fund, do not represent past performance of the Fund, and should not be considered as representative of future results of the Fund.

Class H shares of the Fund are new and have not completed a full calendar year of operations as of December 31, 2002. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.


CALENDAR YEAR TOTAL RETURNS
1993         1994       1995         1996        1997        1998        1999       2000        2001         2002
1.20%        -1.85%     29.51%       20.64%      39.06%      37.25%      18.77%     -2.47%      -12.87%      -25.44%

Best Quarter              23.02%         (12/31/98)
Worst Quarter            -16.14%          (9/30/02)

The Fund's year-to-date total return for Class A Shares through June 30, 2003 was 6.80%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE S&P 500 COMPOSITE STOCK PRICE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE SHOWN ONLY SINCE THE FUND COMMENCED OPERATIONS AS A REGISTERED MUTUAL FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------------------------------------------
                                                            10         SINCE COMMENCEMENT     DATE OF COMMENCEMENT
CLASS A SHARES                    1 YEAR      5 YEARS      YEARS       AS REGISTERED FUND      AS REGISTERED FUND
--------------------------------------------------------------------------------------------------------------------
Armada Tax Managed Equity Fund                                                                      4/9/98

   Returns Before Taxes           -29.53%     -0.48% 1      7.74% 1         -3.44%

   Returns After Taxes on
   Distributions                  -29.77%       N/A 2        N/A 2          -3.57%

   Returns After Taxes on
   Distributions and Sale of
   Fund Shares                    -18.00%       N/A 2        N/A 2          -2.75%
--------------------------------------------------------------------------------------------------------------------
S&P 500 Composite Stock Price
Index 3
(reflects no deduction for
fees, expenses or taxes)          -22.10%     -0.59%       9.34%            -3.31%               Since 3/31/98
--------------------------------------------------------------------------------------------------------------------

1Performance for periods prior to the Fund's commencement of operations as a registered mutual fund reflects performance of the predecessor common trust fund described above.
2After-tax returns for periods prior to commencement of operations as a registered mutual fund are not available.
3The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.

FUND FEES AND EXPENSES

See page 27 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                        INTERNATIONAL           LARGE CAP CORE       LARGE CAP GROWTH
                                         EQUITY FUND              EQUITY FUND             FUND
Maximum Total Sales Charge (Load)           2.00%                    2.00%                 2.00%
    Maximum Sales Charge (Load)
    Imposed on Purchases (as
    percentage of offering price)           1.00%                    1.00%                 1.00%
-------------------------------------------------------------------------------------------------
    Maximum Deferred Sales Charge
    (Load) (as percentage of net
    asset value) 1                          1.00%                    1.00%                 1.00%
-------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                             None                     None                  None
-------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)
                                            None                     None                  None
-------------------------------------------------------------------------------------------------
Exchange Fee                                None                     None                  None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                    1.15%                    0.75%                 0.75%
-------------------------------------------------------------------------------------------------
Distribution
(12b-1) Fees                                0.75%                    0.75%                 0.75%
-------------------------------------------------------------------------------------------------
Other Expenses:
-------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees 2             0.25%                    0.25%                 0.25%
-------------------------------------------------------------------------------------------------
   Other                                    0.18%                   0.14% 3                0.13% 3
-------------------------------------------------------------------------------------------------
Total Other Expenses                        0.43%                    0.39%                 0.38%
-------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                          2.33%                    1.89%                 1.88%
-------------------------------------------------------------------------------------------------

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                       LARGE CAP ULTRA          LARGE CAP VALUE      MID CAP GROWTH
                                             FUND                    FUND                  FUND
Maximum Total Sales Charge (Load)           2.00%                    2.00%                 2.00%
    Maximum Sales Charge (Load)
    Imposed on Purchases (as
    percentage of offering price)           1.00%                    1.00%                 1.00%
-------------------------------------------------------------------------------------------------
    Maximum Deferred Sales Charge
    (Load) (as percentage of net
    asset value) 1                          1.00%                    1.00%                 1.00%
-------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                             None                     None                  None
-------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)             None                     None                  None
-------------------------------------------------------------------------------------------------
Exchange Fee                                None                     None                  None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees                    0.75%                    0.75%                 1.00%
-------------------------------------------------------------------------------------------------
Distribution
(12b-1) Fees                                0.75%                    0.75%                 0.75%
-------------------------------------------------------------------------------------------------
Other Expenses:
-------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees 2             0.25%                    0.25%                 0.25%
-------------------------------------------------------------------------------------------------
   Other                                    0.18% 3                  0.13%                 0.20% 3
-------------------------------------------------------------------------------------------------
Total Other Expenses                        0.43%                    0.38%                 0.45%
-------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                          1.93%                    1.88%                 2.20%
-------------------------------------------------------------------------------------------------

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                        S&P 500 INDEX          SMALL CAP CORE       SMALL CAP GROWTH
                                            FUND                     FUND                  FUND
Maximum Total Sales Charge (Load)           2.00%                    2.00%                 2.00%
-------------------------------------------------------------------------------------------------------
    Maximum Sales Charge (Load)
    Imposed on Purchases (as
    percentage of offering price)           1.00%                    1.00%                 1.00%
-------------------------------------------------------------------------------------------------------
    Maximum Deferred Sales Charge
    (Load) (as percentage of net
    asset value) 1                          1.00%                    1.00%                 1.00%
-------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                             None                     None                  None
-------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)             None                     None                  None
-------------------------------------------------------------------------------------------------------
Exchange Fee                                None                     None                  None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees                    0.35% 4                  1.00% 4               1.00%
-------------------------------------------------------------------------------------------------------
Distribution
(12b-1) Fees                                0.75%                    0.75%                 0.75%
-------------------------------------------------------------------------------------------------------
Other Expenses:
-------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees 2             0.25%                    0.25%                 0.25%
-------------------------------------------------------------------------------------------------------
   Other                                    0.14%                    0.16% 5               0.19%
-------------------------------------------------------------------------------------------------------
Total Other Expenses                        0.39%                    0.41%                 0.44%
-------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                          1.49% 4                  2.16% 4               2.19%
-------------------------------------------------------------------------------------------------------

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                        SMALL CAP VALUE          SMALL/MID CAP       TAX MANAGED EQUITY
                                             FUND                 VALUE FUND                FUND
Maximum Total Sales Charge (Load)           2.00%                    2.00%                 2.00%
    Maximum Sales Charge (Load)
    Imposed on Purchases (as
    percentage of offering price)           1.00%                    1.00%                 1.00%
--------------------------------------------------------------------------------------------------------
    Maximum Deferred Sales Charge
    (Load) (as percentage of net
    asset value) 1                          1.00%                    1.00%                 1.00%
--------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                             None                     None                  None
--------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of          None                     None
amount redeemed, if applicable)                                                            None
--------------------------------------------------------------------------------------------------------
Exchange Fee                                None                     None                  None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees
                                            1.00%                    1.00%                 0.75%
--------------------------------------------------------------------------------------------------------
Distribution
(12b-1) Fees                                0.75%                    0.75%                 0.75%
--------------------------------------------------------------------------------------------------------
Other Expenses:
--------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees 2             0.25%                    0.25%                 0.25%
--------------------------------------------------------------------------------------------------------
   Other                                    0.13%                    0.16% 3               0.15% 3
--------------------------------------------------------------------------------------------------------
Total Other Expenses                        0.38%                    0.41%                 0.40%
--------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                          2.13%                    2.16%                 1.90%
--------------------------------------------------------------------------------------------------------


1A contingent deferred sales charge is charged only with respect to Class H
 Shares redeemed prior to eighteen months from the date of purchase.
2Certain financial institutions may provide administrative services to their customers who own Class H Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of the share class. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.
3Other Expenses for certain Funds have been restated to reflect current expenses.
4The Adviser waived a portion of its advisory fees for the S&P 500 Index Fund during the last fiscal year. After this fee waiver, the S&P 500 Index Fund's Investment Advisory Fees and Total Annual Fund Operating Expenses were as follows:

       ADVISORY FEES                     TOTAL EXPENSES
           0.20%                             1.35%



The Adviser expects to continue waiving a portion of its advisory fees for the S&P 500 Index Fund and also expects to waive a portion of it's advisory fees for the Small Cap Core Fund during the current fiscal year. After these fee waivers, these Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:

           Fund                        Advisory Fees        Total Expenses
           S&P 500 Index Fund                 0.20%                1.34%
           Small Cap Core Fund                0.50%                1.66%


   These fee waivers are voluntary and may be revised or discontinued at any time.



5Other Expenses for the Small Cap Core Fund are based on estimated amounts for the current fiscal year.

For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

EXAMPLES

These Examples are intended to help you compare the cost of investing in Armada Equity Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same, you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:


                                  1 YEAR      3 YEARS      5 YEARS    10 YEARS
                                  ------      -------      -------    --------
INTERNATIONAL EQUITY FUND
    Class H Shares 1              $433         $820       $1,333       $2,739
    Class H Shares 2               333          820        1,333        2,739
------------------------------------------------------------------------------
LARGE CAP CORE EQUITY FUND
    Class H Shares 1               390          688        1,111        2,289
    Class H Shares 2               290          688        1,111        2,289
------------------------------------------------------------------------------
LARGE CAP  GROWTH FUND
    Class H Shares 1               389          685        1,131        2,279
    Class H Shares 2               289          685        1,131        2,279
------------------------------------------------------------------------------
LARGE CAP ULTRA FUND
    Class H Shares 1               393          700        1,111        2,331
    Class H Shares 2               293          700        1,111        2,331
------------------------------------------------------------------------------
LARGE CAP VALUE FUND
    Class H Shares 1               389          685        1,106        2,279
    Class H Shares 2               289          685        1,106        2,279
------------------------------------------------------------------------------
MID CAP GROWTH FUND
    Class H Shares 1               420          781        1,268        2,609
    Class H Shares 2               320          781        1,268        2,609
------------------------------------------------------------------------------
S&P 500 INDEX FUND
    Class H Shares 1               350          566          905        1,862
    Class H Shares 2               250          566          905        1,862
------------------------------------------------------------------------------
SMALL CAP CORE FUND
   Class H Shares 1                416          769          N/A          N/A
   Class H Shares 2                316          769          N/A          N/A
------------------------------------------------------------------------------
SMALL CAP GROWTH FUND
    Class H Shares 1               419          778        1,263        2,598
    Class H Shares 2               319          778        1,263        2,598
------------------------------------------------------------------------------
SMALL CAP VALUE FUND
    Class H Shares 1               414          760        1,233        2,537
    Class H Shares 2               314          760        1,233        2,537
------------------------------------------------------------------------------

SMALL/MID CAP VALUE FUND
    Class H Shares1                417          769        1,248        2,568
    Class H Shares2                317          769        1,248        2,568
-------------------------------------------------------------------------------
TAX MANAGED EQUITY FUND
    Class H Shares1                391          691        1,116        2,300
    Class H Shares2                291          691        1,116        2,300
-------------------------------------------------------------------------------
1If you sell your shares at the end of the period.
2If you do not sell your shares at the end of the period.

ARMADA AGGRESSIVE ALLOCATION FUND

FUND SUMMARY

INVESTMENT GOAL                       Capital appreciation with current
                                      income as a secondary objective

PRINCIPAL INVESTMENT STRATEGY         Investing in a combination of Underlying
                                      Armada Funds that, in turn,  invest
                                      primarily in U.S. and foreign common
                                      stocks and, to a lesser extent, in
                                      investment-grade fixed income securities and cash equivalents

PRINCIPAL RISKS                       Market risk, interest rate risk, credit
                                      risk, prepayment/extension risk,
                                      allocation risk, small companies risk,
                                      conflicts risk

PRINCIPAL INVESTMENT STRATEGIES


The Armada Aggressive Allocation Fund's investment objective is to provide capital appreciation with current income as a secondary objective. The investment objective may be changed without a shareholder vote. The Fund attempts to achieve its objective by investing in other mutual funds that are managed by the Fund's Adviser (Underlying Armada Funds). For more information, see "The Fund of Funds Structure of the Aggressive Allocation and Conservative Allocation Funds" on page 109.



The Fund invests in Underlying Armada Funds in accordance with weightings determined by the Adviser. The Underlying Armada Funds invest directly in equity and fixed income securities in accordance with their own investment policies and strategies.

The Fund intends to invest 60% to 90% of its net assets in shares of Underlying Armada Funds that invest primarily in equity securities (Armada International Equity, Armada Large Cap Ultra, Armada Large Cap Value, Armada Small Cap Growth and Armada Small Cap Value Funds), 10% to 40% of its net assets in shares of Underlying Armada Funds that invest primarily in fixed income securities (Armada Bond and Armada Intermediate Bond Funds) and 0% to 20% of its net assets in shares of the Armada Money Market Fund. The Fund normally intends to invest exclusively in shares of Underlying Armada Funds, but may from time to time also invest directly in U.S. government securities and short-term money market instruments. The Adviser does not currently intend to invest any of the Fund's assets in the Armada International Equity Fund.

The Fund's assets may be reallocated among the Underlying Armada Funds in the Adviser's discretion. The amounts invested in equity, fixed income and money market Underlying Armada Funds will vary from time to time depending on the Adviser's assessment of business, economic and market conditions, including any potential advantage of price shifts between the equity markets and the fixed income markets.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. The value of an investment in the Fund is based on the performance of the Underlying Armada Funds and allocation of the Fund's assets among them. Since some Underlying Armada Funds invest primarily in equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response.

The prices of fixed income securities in which some Underlying Armada Funds primarily invest respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

INTEREST RATE RISK. An investment in Underlying Armada Funds that invest in fixed income securities and money market instruments is subject to interest rate risk, which is the possibility that an Underlying Armada Fund's yield will decline due to falling interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although an Underlying Armada Fund's investments in U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. An Underlying Armada Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Underlying Armada Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Underlying Armada Fund will suffer from the inability to invest in higher yielding securities.

ALLOCATION RISK. In managing the Fund, the Adviser has the authority to select and allocate assets among Underlying Armada Funds. The Fund is subject to the risk that the Adviser's decisions regarding asset classes and selection of Underlying Armada Funds will not anticipate market trends successfully. For example, weighting Underlying Armada Funds that invest in common stocks too heavily during a stock market decline may result in a loss. Conversely, investing too heavily in Underlying Armada Funds that invest in fixed income securities during a period of stock market appreciation may result in lower total return.

SMALL COMPANIES RISK. Since the Fund invests in Underlying Armada Funds that invest in securities issued by small capitalization companies, the Fund is indirectly subject to the risks associated with such investments.

Smaller capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

CONFLICTS RISK. The Adviser is subject to conflicts of interest in allocating Fund assets among the various Underlying Armada Funds both because the fees payable to the Adviser by some Underlying Armada Funds are higher than fees payable by other Underlying Armada Funds and because the Adviser is also responsible for managing the Underlying Armada Funds. The Trustees and officers of Armada may also have conflicting interests in fulfilling their fiduciary duties to both the Fund and the Underlying Armada Funds.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class H shares of the Fund are new and have not completed a full calendar year of operations as of December 31, 2002. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


This bar chart shows the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.


CALENDAR YEAR TOTAL RETURNS
2002
-19.08%

Best Quarter        2.18%   (12/31/02)
Worst Quarter     -14.66%    (9/30/02)

The Fund's year-to-date total return for Class A Shares through June 30, 2003 was 9.52%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE LEHMAN U.S. AGGREGATE BOND INDEX, THE S&P 500 COMPOSITE STOCK PRICE INDEX AND THE AGGRESSIVE ALLOCATION HYBRID BENCHMARK INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS

AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

---------------------------------------------------------------------------------------------------------------
CLASS A SHARES                                           1 YEAR         SINCE INCEPTION      DATE OF INCEPTION
---------------------------------------------------------------------------------------------------------------
                                                                                                   3/6/01
Armada Aggressive Allocation Fund                       -22.93%             -15.44%

    Returns Before Taxes                                -23.17%             -15.87%

    Returns After Taxes on Distributions

    Returns After Taxes on Distributions and Sale of
    Fund Shares                                         -14.08%             -12.36%
---------------------------------------------------------------------------------------------------------------
Lehman U.S. Aggregate Bond Index 1
(reflects no deduction for fees, expenses or taxes)      10.25%               8.75%              Since 2/28/01
---------------------------------------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index 2
(reflects no deduction for fees, expenses or taxes)     -22.10%             -15.81%              Since 2/28/01
---------------------------------------------------------------------------------------------------------------
Aggressive Allocation Hybrid Benchmark Index 3
(reflects no deduction for fees, expenses or taxes)     -14.12%              -5.99%              Since 2/28/01
---------------------------------------------------------------------------------------------------------------

1The Lehman U.S. Aggregate Bond Index is an unmanaged, fixed income, market value-weighted index that includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.
2The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole
3The Aggressive Allocation Hybrid Benchmark Index is a blend of 75% S&P 500
 Composite Stock Price Index and 25% Lehman U.S. Aggregate Bond Index, as calculated by the Adviser.

FUND FEES AND EXPENSES

See page 41 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA BALANCED ALLOCATION FUND

FUND SUMMARY

INVESTMENT GOAL                   Long-term capital appreciation and current
                                  income

PRINCIPAL INVESTMENT STRATEGY     Investing in a diversified portfolio of common
                                  stocks, investment grade fixed income
                                  securities and cash equivalents with varying asset allocations depending on the Adviser's assessment of market conditions

PRINCIPAL RISKS                   Market risk, allocation risk, small companies
                                  risk, foreign risk, interest rate risk, credit risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Balanced Allocation Fund's investment objective is to provide long-term capital appreciation and current income. The investment objective may be changed without a shareholder vote.

The Fund intends to invest 45% to 75% of its net assets in equity securities, such as common stocks and convertible securities, 25% to 55% of its net assets in investment grade fixed income securities, such as corporate bonds, U.S. government and agency securities, mortgage-backed securities and asset-backed securities, and up to 30% of its net assets in cash and cash equivalent securities. The Fund may invest up to 20% of its total assets at the time of purchase in foreign securities (which includes common stock, preferred stock and convertible bonds of companies headquartered outside the United States). The Fund also invests in the common stock of small capitalization companies.

The Adviser buys and sells equity securities based on their potential for long-term capital appreciation. The Fund invests the fixed income portion of its portfolio of investments in a broad range of investment grade debt securities (which are those rated at the time of investment in one of the four highest rating categories by a major rating agency) for current income. If a fixed income security is downgraded, the Adviser will re-evaluate the holding to determine whether it is in the best interests of investors to sell. The Adviser buys and sells fixed income securities and cash equivalents based on a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund invests in cash equivalent, short-term obligations for stability and liquidity.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income or equity markets as a whole.

ALLOCATION RISK. The Fund is also subject to the risk that the Adviser's asset allocation decisions will not anticipate market trends successfully. For example, weighting common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in fixed income securities during a period of stock market appreciation may result in lower total return.

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class H shares of the Fund are new and have not completed a full calendar year of operations as of December 31, 2002. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.


CALENDAR YEAR TOTAL RETURNS
1999          2000        2001        2002
14.97%        1.51%       -7.08%      -13.89%

Best Quarter             16.10%   (12/31/99)
Worst Quarter           -10.97%    (9/30/02)

The Fund's year-to-date total return for Class A Shares through June 30, 2003 was 8.82%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE LEHMAN U.S. AGGREGATE BOND INDEX, THE S&P 500 COMPOSITE STOCK PRICE INDEX AND THE BALANCED ALLOCATION HYBRID BENCHMARK INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

------------------------------------------------------------------------------------------------------
                                                                        SINCE             DATE OF
CLASS A SHARES                                          1 YEAR        INCEPTION          INCEPTION
------------------------------------------------------------------------------------------------------
Armada Balanced Allocation Fund                                                            7/31/98

   Returns Before Taxes                                 -17.95%          -0.80%

   Returns After Taxes on Distributions                 -18.52%          -2.45%

   Returns After Taxes on Distributions and Sale
   of Fund Shares                                       -11.01%          -1.13%
------------------------------------------------------------------------------------------------------
Lehman U.S. Aggregate Bond Index 1
(reflects no deduction for fees, expenses or taxes)      10.25%           7.59%        Since 7/31/98
------------------------------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index 2
(reflects no deduction for fees, expenses or taxes)     -22.10%          -4.03%        Since 7/31/98
------------------------------------------------------------------------------------------------------
Balanced Allocation Hybrid Benchmark Index 3
(reflects no deduction for fees, expenses or taxes)      -9.32%           0.62%        Since 7/31/98
------------------------------------------------------------------------------------------------------

1The Lehman U.S. Aggregate Bond Index is an unmanaged, fixed income, market value-weighted index that includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.
2The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.
3The Balanced Allocation Hybrid Benchmark Index is a blend of 60% S&P 500
 Composite Stock Price Index and 40% Lehman U.S. Aggregate Bond Index, as calculated by the Adviser.

FUND FEES AND EXPENSES

See page 41 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA CONSERVATIVE ALLOCATION FUND

FUND SUMMARY

INVESTMENT GOAL                    Current income and moderate capital
                                   appreciation consistent with preservation of capital


PRINCIPAL INVESTMENT STRATEGY      Investing in a combination of Underlying
                                   Armada Funds that, in turn, invest primarily in investment-grade fixed income securities and, to a lesser extent, in U.S. and foreign common stocks and cash equivalents

PRINCIPAL RISKS                    Market risk, interest rate risk, credit risk,
                                   prepayment/extension risk, allocation risk, small companies risk, conflicts risk

PRINCIPAL INVESTMENT STRATEGIES


The Armada Conservative Allocation Fund's investment objective is to provide current income and moderate capital appreciation consistent with the preservation of capital. The investment objective may be changed without a shareholder vote. The Fund attempts to achieve its objective by investing in other mutual funds that are managed by the Fund's Adviser (Underlying Armada Funds). For more information, see "The Fund of Funds Structure of the Aggressive Allocation and Conservative Allocation Funds" on page 109.



The Fund invests in Underlying Armada Funds in accordance with weightings determined by the Adviser. The Underlying Armada Funds invest directly in fixed income and equity securities in accordance with their own investment policies and strategies.

The Fund intends to invest 50% to 80% of its net assets in shares of Underlying Armada Funds that invest primarily in fixed income securities (Armada Bond and Armada Intermediate Bond Funds), 20% to 50% of its net assets in shares of Underlying Armada Funds that invest primarily in equity securities (Armada International Equity, Armada Large Cap Ultra, Armada Large Cap Value, Armada Small Cap Growth and Armada Small Cap Value Funds), and 0% to 20% of its net assets in shares of the Armada Money Market Fund. The Fund normally intends to invest exclusively in shares of Underlying Armada Funds, but may from time to time also invest directly in U.S. government securities and short-term money market instruments. The Adviser does not currently intend to invest any of the Fund's asset in the Armada International Equity Fund.

The Fund's assets may be reallocated among the Underlying Armada Funds in the Adviser's discretion. The amounts invested in equity, fixed income and money market Underlying Armada Funds will vary from time to time depending on the Adviser's assessment of business, economic and market conditions, including any potential advantage of price shifts between the equity markets and the fixed income markets.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. The value of an investment in the Fund is based on the performance of the Underlying Armada Funds and allocation of the Fund's assets among them. The prices of fixed income securities in which some Underlying Armada Funds primarily invest respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Since some Underlying Armada Funds invest primarily in equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

INTEREST RATE RISK. An investment in Underlying Armada Funds that invest in fixed income securities and money market instruments is subject to interest rate risk, which is the possibility that an Underlying Armada Fund's yield will decline due to falling interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although an Underlying Armada Fund's investments in U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. An Underlying Armada Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Underlying Armada Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Underlying Armada Fund will suffer from the inability to invest in higher yielding securities.

ALLOCATION RISK. In managing the Fund, the Adviser has the authority to select and allocate assets among Underlying Armada Funds. The Fund is subject to the risk that the Adviser's decisions regarding asset classes and selection of Underlying Armada Funds will not anticipate market trends successfully. For example, weighting Underlying Armada Funds that invest in common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in Underlying Armada Funds that invest in fixed income securities during a period of stock market appreciation may result in lower total return.

SMALL COMPANIES RISK. Since the Fund invests in Underlying Armada Funds that invest in securities issued by small capitalization companies, the Fund is indirectly subject to the risks associated with such investments. Smaller capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

CONFLICTS RISK. The Adviser is subject to conflicts of interest in allocating Fund assets among the various Underlying Armada Funds both because the fees payable to the Adviser by some Underlying Armada Funds are higher than fees payable by other Underlying Armada Funds and because the Adviser is also responsible for managing the Underlying Armada Funds. The Trustees and officers of Armada may also have conflicting interests in fulfilling their fiduciary duties to both the Fund and the Underlying Armada Funds.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class H shares of the Fund are new and have not completed a full calendar year of operations as of December 31, 2002. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


This bar chart shows the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.


CALENDAR YEAR TOTAL RETURNS
2002
-6.05%

Best Quarter       1.27%    (12/31/02)
Worst Quarter     -4.97%     (9/30/02)

The Fund's year-to-date total return for Class A Shares through June 30, 2003 was 6.77%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE LEHMAN INTERMEDIATE U.S. GOVERNMENT/CREDIT BOND INDEX, THE S&P 500 COMPOSITE STOCK PRICE INDEX AND THE CONSERVATIVE ALLOCATION HYBRID BENCHMARK INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

----------------------------------------------------------------------------------------------------------------------
CLASS A SHARES                                                     1 YEAR      SINCE INCEPTION     DATE OF INCEPTION
----------------------------------------------------------------------------------------------------------------------
Armada Conservative Allocation Fund                                                                    3/6/01
    Returns Before Taxes                                           -10.52%          -5.60%

    Returns After Taxes on Distributions                           -11.15%          -6.50%

    Returns After Taxes on Distributions and Sale of Fund           -6.45%          -4.88%
    Shares
----------------------------------------------------------------------------------------------------------------------
Lehman Intermediate U.S. Government/Credit Bond Index 1
(reflects no deduction for fees, expenses or taxes)                 9.84%            8.75%          Since 2/28/01
----------------------------------------------------------------------------------------------------------------------
S&P Composite Stock Price Index 2
(reflects no deduction for fees, expenses or taxes)               -22.10%          -15.81%          Since 2/28/01
----------------------------------------------------------------------------------------------------------------------
Conservative Allocation Hybrid Benchmark Index 3
(reflects no deduction for fees, expenses or taxes)                -1.34%           -0.45%          Since 2/28/01
----------------------------------------------------------------------------------------------------------------------

1The Lehman Intermediate U.S. Government/Credit Bond Index is an unmanaged index which is representative of intermediate term bonds.
2The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.
3The Conservative Allocation Hybrid Benchmark Index is a blend of 35% S&P 500
 Composite Stock Price Index and 65% Lehman Intermediate U.S. Government/Credit Bond Index, as calculated by the Adviser.

FUND FEES AND EXPENSES

See page 41 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                                  AGGRESSIVE              BALANCED           CONSERVATIVE
                                                  ALLOCATION            ALLOCATION             ALLOCATION
                                                        FUND                  FUND                   FUND
Maximum Total Sales Charge (Load)                      2.00%                 2.00%                  2.00%
    Maximum Sales Charge (Load) Imposed on
    Purchases (as percentage of offering
    price)                                             1.00%                 1.00%                  1.00%
----------------------------------------------------------------------------------------------------------
    Maximum Deferred Sales Charge (Load)
    (as percentage of net asset value) 1               1.00%                 1.00%                  1.00%
----------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Other
Distributions (as a percentage of offering
price) None None None
----------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount               None                  None                   None
redeemed, if applicable)
----------------------------------------------------------------------------------------------------------
Exchange Fee                                            None                  None                   None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees                                 0.25% 2             0.75%                  0.25% 2
----------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                0.65%               0.75%                   0.65%
----------------------------------------------------------------------------------------------------------
Other Expenses:
----------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees 3                          0.25%               0.25%                   0.25%
----------------------------------------------------------------------------------------------------------
   Other 4                                               0.22%               0.20%                   0.22%
----------------------------------------------------------------------------------------------------------
Total Other Expenses                                     0.47%               0.45%                   0.47%
----------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                     1.37% 2             1.95%                   1.37% 2
----------------------------------------------------------------------------------------------------------
Indirect Underlying Fund Expenses                        1.00% 5               N/A                   0.77% 5
----------------------------------------------------------------------------------------------------------
Total Fund Operating and Indirect Expenses               2.37% 5               N/A                   2.14% 5
----------------------------------------------------------------------------------------------------------

1A contingent deferred sales charge is charged only with respect to Class H
 Shares redeemed prior to eighteen months from the date of purchase.
2The Adviser waived its advisory fees for the Aggressive Allocation Fund and Conservative Allocation Fund during the last fiscal year. After these fee waivers, these Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses were as follows:

 FUND                           ADVISORY FEES        TOTAL EXPENSES
 Aggressive Allocation Fund         0.00%                1.74%
 Conservative Allocation Fund       0.00%                1.56%

 The Adviser expects to continue waiving its advisory fees for the Aggressive Allocation Fund and Conservative Allocation Fund during the current fiscal year. After these fee waivers, these Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:

 FUND                            ADVISORY FEES         TOTAL EXPENSES
 Aggressive Allocation Fund          0.00%                 1.12%
 Conservative Allocation Fund        0.00%                 1.12%

 These fee waivers are voluntary and may be revised or discontinued at any time.


3Certain financial institutions may provide administrative services to their customers who own Class H Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of the share class. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.

4Other expenses for each Fund have been restated to reflect current expenses.

5Because the Aggressive Allocation Fund and Conservative Allocation Fund invest in other mutual funds, your investment in these Funds is also indirectly subject to the operating expenses of those mutual funds. Such expenses have typically ranged from 0.40% to 1.29% for Class I Shares of the Underlying Armada Funds, which is the only class of shares of the Underlying Armada Funds in which the Funds invest.

   The ratios of Indirect Underlying Fund Expenses shown in the table above are based on hypothetical allocations of Fund assets to Underlying Armada Funds as follows:

                                         Aggressive             Conservative
                                       Allocation Fund        Allocation Fund
                                       ---------------        ---------------
      Large Cap Ultra Fund                   16.87%                  8.33%
      Large Cap Value Fund                   25.08%                 12.39%
      Small Cap Growth Fund                  18.74%                  9.25%
      Small Cap Value Fund                   18.87%                  9.31%
      Bond Fund                              19.92%                  0.00%
      Intermediate Bond Fund                  0.00%                 59.62%
      Money Market Fund                       0.51%                  1.11%

   The allocations shown above are illustrative. Actual allocations may vary, which would affect the level of indirect expenses, favorably or unfavorably, to which a Fund is subject.

   Total Fund Operating and Indirect Expenses (after fee waivers for these Funds and for the Underlying Armada Funds) during the last fiscal year were:



      Aggressive Allocation Fund                                2.77%
      Conservative Allocation Fund                              2.37%




   Total Fund Operating and Indirect Expenses (after fee waivers for these Funds and for the Underlying Armada Funds) for the current fiscal year are expected to be:



      Aggressive Allocation Fund                                2.12%
      Conservative Allocation Fund                              1.89%



For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

EXAMPLES

These Examples are intended to help you compare the cost of investing in Armada Asset Allocation Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same, you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:



                                  1 YEAR     3 YEARS    5 YEARS    10 YEARS
                                  ------     -------    -------    --------
AGGRESSIVE ALLOCATION FUND*
    Class H Shares 1                $440       $841    $1,368      $2,809
    Class H Shares 2                 341        841     1,368       2,809
------------------------------------------------------------------------------
BALANCED ALLOCATION FUND
    Class H Shares 1                 391        694     1,121       2,310
    Class H Shares 2                 292        694     1,121       2,310
------------------------------------------------------------------------------
CONSERVATIVE ALLOCATION FUND*
    Class H Shares 1                 418        775     1,258       2,588
    Class H Shares 2                 318        775     1,258       2,588
------------------------------------------------------------------------------


* The examples for the Armada Aggressive Allocation Fund and Armada Conservative Allocation Fund are based on total annual operating expenses for the Funds plus estimated indirect expenses of the Underlying Armada Funds. Actual expenses will vary depending upon the allocation of a Fund's assets among the various Underlying Armada Funds.
1  If you sell your shares at the end of the period.
2  If you do not sell your shares at the end of the period.

ARMADA BOND FUND

FUND SUMMARY

INVESTMENT GOAL                       Current income as well as preservation of
                                      capital

PRINCIPAL INVESTMENT STRATEGY         Investing in a diversified portfolio of
                                      investment grade fixed income securities, which maintains a dollar-weighted average maturity of between four and twelve years

PRINCIPAL RISKS                       Market risk, interest rate risk,
                                      prepayment/extension risk, credit risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Bond Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.

Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in investment grade bonds. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The Fund invests primarily in fixed income securities of all types, including but not limited to obligations of corporate and U.S. government issuers and mortgage-backed and asset-backed securities. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include U.S. Treasury obligations and obligations of certain U.S. government agencies or instrumentalities such as securities issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.


If a security is downgraded, the Adviser will re-evaluate the holding to determine whether it is in the best interests of investors to sell. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund normally maintains a dollar-weighted average maturity of between four and twelve years.


Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class H shares of the Fund are new and have not completed a full calendar year of operations as of December 31, 2002. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Performance information before June 9, 2000 represents performance of the Parkstone Bond Fund which was reorganized into the Armada Bond Fund on that date.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.


CALENDAR YEAR TOTAL RETURNS
1993          1994        1995       1996        1997        1998        1999       2000        2001        2002
9.84%         -3.68%      17.13%     3.11%       9.12%       7.27%       -2.04%     7.30%       7.26%       9.71%

Best Quarter               4.44%           (9/30/02)
Worst Quarter             -1.44%           (6/30/99)


The Fund's year-to-date total return for Class A Shares through June 30, 2003 was 3.46%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE LEHMAN U.S. AGGREGATE BOND INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

------------------------------------------------------------------------------

CLASS A SHARES                            1 YEAR      5 YEARS     10 YEARS
------------------------------------------------------------------------------
Armada Bond Fund

  Returns Before Taxes                     4.48%       4.79%        5.83%
  Returns After Taxes on Distributions     2.62%       2.52%        3.23%
  Returns After Taxes on Distributions
  and Sale of Fund Shares                  2.70%       2.66%        3.31%
------------------------------------------------------------------------------
Lehman U.S. Aggregate Bond Index 1        10.25%       7.55%        8.49%
(reflects no deduction for fees,
expenses or taxes)
------------------------------------------------------------------------------
1The Lehman U.S. Aggregate Bond Index is an unmanaged, fixed income, market value-weighted index that includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.

FUND FEES AND EXPENSES

See page 58 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA GNMA FUND

FUND SUMMARY

INVESTMENT GOAL                        Current income as well as preservation of
                                       capital

PRINCIPAL INVESTMENT STRATEGY          Investing in mortgage-backed securities
                                       guaranteed by the Government National
                                       Mortgage Association (GNMA)

PRINCIPAL RISKS                        Market risk, prepayment/extension risk,
                                       interest rate risk, credit risk

On February 28, 2003, the Board of Trustees of Armada approved a Plan of Reorganization (the "Plan") that provides for the reorganization of the Armada GNMA Fund (the "Fund") into the Armada U.S. Government Income Fund. Pursuant to the Plan, the shareholders of the Fund will be asked to approve the transfer of all of the assets and liabilities of the Fund to the Armada U.S. Government Income Fund in exchange for a pro rata share of each corresponding class of shares of beneficial interest of the Armada U.S. Government Income Fund. A special meeting of shareholders of the Fund is scheduled for Fall 2003 to seek shareholder approval of the Plan. If the Plan is approved by shareholders, Armada expects to complete the reorganization on or around November 24, 2003.

PRINCIPAL INVESTMENT STRATEGIES

The Armada GNMA Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in mortgage-backed securities guaranteed by GNMA. GNMA securities are backed by the full faith and credit of the U.S. government. The investment objective may be changed without a shareholder vote.

Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in mortgage-backed securities guaranteed by GNMA, which is an agency of the U.S. government established to supervise and finance certain types of mortgages. In addition to mortgage-backed securities, the Fund may invest in other types of investment grade fixed income securities such as U.S. Treasury obligations, U.S. government agency obligations, asset-backed securities and commercial paper.

In buying and selling securities for the Fund, the Adviser assesses current and projected market conditions by considering a number of factors including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors.


The Fund's dollar-weighted average portfolio maturity normally will be between three and ten years. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.


PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that mortgage-backed securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

PREPAYMENT/EXTENSION RISK. Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of mortgage-backed securities and, therefore, to assess the volatility risk of the Fund. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class H shares of the Fund are new and have not completed a full calendar year of operations as of December 31, 2002. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.


The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.

CALENDAR YEAR TOTAL RETURNS
1997          1998        1999       2000        2001        2002
9.03%         6.34%       0.56%      10.17%       6.85%      7.51%

Best Quarter               4.06%           (6/30/97)
Worst Quarter             -1.18%           (1/31/00)

The Fund's year-to-date total return for Class A Shares through June 30, 2003 was 1.06%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE LEHMAN GNMA INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

------------------------------------------------------------------------------------------------------------
                                                                               SINCE           DATE OF
CLASS A SHARES                                        1 YEAR      5 YEARS    INCEPTION        INCEPTION
------------------------------------------------------------------------------------------------------------
Armada GNMA Fund                                                                                9/11/96

  Returns Before Taxes                                 2.43%       5.22%         6.22%

  Return After Taxes on Distributions                  0.46%       2.89%         3.74%

  Returns After Taxes on Distributions and Sale of
  Fund Shares                                          1.45%       2.98%         3.72%
------------------------------------------------------------------------------------------------------------
Lehman GNMA Index 1
(reflects no deduction for fees, expenses or taxes)    8.69%       7.33%         8.05%       Since 8/31/96
------------------------------------------------------------------------------------------------------------

1The Lehman GNMA Index tracks GNMA issues, including single family, mobile home, midgets and graduated payments components.

FUND FEES AND EXPENSES

See page 58 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA INTERMEDIATE BOND FUND

FUND SUMMARY

INVESTMENT GOAL                     High current income as well as preservation
                                    of capital

PRINCIPAL INVESTMENT STRATEGY       Investing in investment grade fixed income
                                    securities, while maintaining a dollar-
                                    weighted average maturity of between three and ten years

PRINCIPAL RISKS                     Market risk, interest rate risk, prepayment
                                    /extension risk, credit risk, foreign risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Intermediate Bond Fund's investment objective is to provide current income as well as preservation of capital by investing in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.

Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in domestic and foreign investment grade bonds. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The Fund invests primarily in fixed income securities of all types, including obligations of corporate and governmental issuers and mortgage-backed and asset-backed securities. Corporate obligations include bonds, notes and debentures. Governmental obligations include securities issued by the U.S. government, its agencies and instrumentalities, as well as obligations of foreign governments. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.


If a security is downgraded, the Adviser will re-evaluate the holding to determine whether it is in the best interests of investors to sell. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund normally maintains a dollar-weighted average maturity of between three and ten years.


Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class H shares of the Fund are new and have not completed a full calendar year of operations as of December 31, 2002. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.

CALENDAR YEAR TOTAL RETURNS
1993          1994        1995        1996        1997        1998       1999        2000        2001       2002
10.18%        -4.78%      15.39%      2.77%       6.67%       7.44%      -0.37%      6.52%       7.60%      9.67%

Best Quarter               5.33%           (6/30/95)
Worst Quarter             -3.34%           (3/31/94)



The Fund's year-to-date total return for Class A Shares through June 30, 2003 was 3.67%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE LEHMAN INTERMEDIATE U.S. GOVERNMENT/CREDIT BOND INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------------

CLASS A SHARES                              1 YEAR      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
Armada Intermediate Bond Fund

   Returns Before Taxes                      4.42%       5.08%        5.45%

   Returns After Taxes on Distributions      2.69%       2.87%        3.11%

   Returns After Taxes on Distributions
   and Sale of Fund Shares                   2.66%       2.93%        3.40%
--------------------------------------------------------------------------------
Lehman Intermediate U.S.
Government/Credit Bond Index 1
(reflects no deduction for fees,
expenses or taxes)                           9.84%        7.48%       7.08%
--------------------------------------------------------------------------------
1The Lehman Intermediate U.S. Government/Credit Bond Index is an unmanaged index which is representative of intermediate-term bonds.

FUND FEES AND EXPENSES

See page 58 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA LIMITED MATURITY BOND FUND

FUND SUMMARY

INVESTMENT GOAL                      Current income as well as preservation
                                     of capital

PRINCIPAL INVESTMENT STRATEGY        Investing in investment grade fixed
                                     income securities, while maintaining a
                                     dollar-weighted average maturity of between one and five years

PRINCIPAL RISKS                      Market risk, interest rate risk, prepayment
                                     /extension risk, credit risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Limited Maturity Bond Fund's investment objective is to provide current income as well as preservation of capital by investing in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.

Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in investment grade bonds. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The Fund invests primarily in fixed income securities of all types, including obligations of corporate and U.S. government issuers, mortgage-backed and asset-backed securities. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include U.S. Treasury obligations and obligations of certain U.S. government agencies or instrumentalities such as securities issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.


If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. In buying and selling securities for the Fund, the Adviser considers a number of factors including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund normally maintains an average dollar-weighted portfolio maturity of between one and five years.


Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class H shares of the Fund are new and have not completed a full calendar year of operations as of December 31, 2002. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.


CALENDAR YEAR TOTAL RETURNS
1995          1996        1997       1998        1999        2000        2001       2002
7.60%         5.18%       6.33%      6.58%       3.15%       4.39%       9.03%      5.09%

Best Quarter               3.59%            (3/31/01)
Worst Quarter             -0.34%           (12/31/00)

The Fund's year-to-date total return for Class A Shares through June 30, 2003 was 1.75%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE MERRILL LYNCH 1-3 YEAR U.S. CORPORATE/GOVERNMENT INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

-----------------------------------------------------------------------------------------------------------
                                                                               SINCE         DATE OF
CLASS A SHARES                                      1 YEAR      5 YEARS      INCEPTION      INCEPTION
-----------------------------------------------------------------------------------------------------------
Armada Limited Maturity Bond Fund                                                              9/9/94

   Returns Before Taxes                              2.24%        5.05%         5.47%

   Returns After Taxes on Distributions              0.80%        2.88%         3.17%

   Returns After Taxes on Distributions and
   Sale of Fund Shares                               1.35%        2.94%         3.21%
-----------------------------------------------------------------------------------------------------------
Merrill Lynch 1-3 Year U.S.
Corporate/Government Index 1
(reflects no deduction for fees, expenses or
taxes)                                               8.71%        6.61%         6.65%      Since 8/31/94
-----------------------------------------------------------------------------------------------------------

1 The Merrill Lynch 1-3 year U.S. Corporate/Government Index is a market capitalization weighted index including U.S. Treasury and Agency bonds and U.S. fixed coupon investment grade corporate bonds (U.S. domestic and Yankee/global bonds). U.S. Treasury bonds must have at least $1 billion face value outstanding and agency and corporate bonds must have at least $150 million face value outstanding to be included in the index. Both total return and price returns are calculated daily. Prices are taken as of approximately 3 p.m. Eastern Time. Quality range is BBB3-AAA based on composite Moody and S&P ratings. Maturities for all bonds are greater than or equal to one year and less than three years. Floaters, Equipment Trust Certificates, and Title 11 securities are excluded.

FUND FEES AND EXPENSES

See page 58 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

 ARMADA TOTAL RETURN ADVANTAGE FUND

FUND SUMMARY

INVESTMENT GOAL                       Current income as well as preservation of
                                      capital

PRINCIPAL INVESTMENT STRATEGY         Investing in investment grade fixed income
                                      securities, while maintaining an average dollar-weighted maturity of between four and twelve years

PRINCIPAL RISKS                       Market risk, credit risk, interest rate
                                      risk, prepayment/extension risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Total Return Advantage Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.

Under normal circumstances, the Fund invests at least 80% of the value of its net assets in investment grade debt securities. The Fund invests primarily in fixed income securities of all types, including asset-backed securities and mortgage-backed securities and obligations of corporate and U.S. government issuers. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include U.S. Treasury obligations and obligations of certain U.S. government agencies or instrumentalities such as securities issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.

If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. In buying and selling securities for the Fund, the Adviser uses a number of strategies, including duration/maturity management, sector allocation and individual security selection. The Fund may invest up to 15% of its assets in fixed income securities that are unrated or rated below investment grade, sometimes known as "junk bonds." The Fund does not intend to invest in junk bonds rated by Standard & Poor's, at the time of purchase, below C or that are of equivalent quality as determined by the Adviser. If a security is downgraded below C or the equivalent, the Adviser will reevaluate whether continuing to hold the security is in the best interest of the shareholders.


The Fund normally maintains an average dollar-weighted maturity of between four and twelve years.


Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the full faith and credit of the United States, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. Junk bonds involve greater risks of default or downgrade and are more volatile than investment grade securities.

Junk bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends on a timely basis and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class H shares of the Fund are new and have not completed a full calendar year of operations as of December 31, 2002. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.


CALENDAR YEAR TOTAL RETURNS
1995          1996        1997       1998        1999        2000        2001       2002
18.37%        2.86%       8.54%      8.68%       -3.21%      12.33%      7.01%      10.81%

Best Quarter               6.28%           (6/30/95)
Worst Quarter             -2.58%           (3/31/96)


The Fund's year-to-date total return for Class A Shares through June 30, 2003 was 5.13%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE LEHMAN U.S. GOVERNMENT/CREDIT BOND INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

-----------------------------------------------------------------------------------------------------------
                                                                                  SINCE        DATE OF
CLASS A SHARES                                        1 YEAR       5 YEARS      INCEPTION     INCEPTION
-----------------------------------------------------------------------------------------------------------
Armada Total Return Advantage Fund                                                              9/6/94

   Returns Before Taxes                                5.53%        5.94%         6.96%

   Returns After Taxes on Distributions                3.26%        3.56%         4.19%

   Returns After Taxes on Distributions and Sale
   of Fund Shares                                      3.48%        3.55%         4.16%
-----------------------------------------------------------------------------------------------------------
Lehman U.S. Government/Credit Bond Index 1
(reflects no deduction for fees, expenses or
taxes)                                                 9.84%        7.48%         7.58%     Since 8/31/94
-----------------------------------------------------------------------------------------------------------

1The Lehman U.S. Government/Credit Bond Index is a widely recognized index of government and corporate debt securities rated investment grade or better, with maturities of at least one year.

FUND FEES AND EXPENSES

See page 58 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA ULTRA SHORT BOND FUND
         (FORMERLY KNOWN AS THE "ARMADA SHORT DURATION BOND FUND")

FUND SUMMARY

INVESTMENT GOAL                    High current income while preserving capital

PRINCIPAL INVESTMENT STRATEGY      Investing in high-quality fixed income
                                   securities with an average maturity of nine to fifteen months

PRINCIPAL RISKS                    Market risk, credit risk, interest rate risk,
                                   prepayment/extension risk

PRINCIPAL INVESTMENT STRATEGIES

The Ultra Short Bond Fund's investment objective is to obtain high current income while preserving capital. The investment objective may be changed without a shareholder vote.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in debt securities, primarily U.S. government securities, corporate bonds, asset-backed securities and mortgage-backed securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The Fund normally intends to maintain an average portfolio duration of 0.8 to 1.2 years. Duration measures price volatility by estimating the change in price of a debt security in response to changes in interest rates. For example, with a rise of 1% in interest rates, a bond's value may be expected to fall approximately 1% for each year of its duration. Thus the higher the Fund's duration, the more volatile the price of its shares will be. The Adviser may adjust the Fund's average duration within the 0.8 to 1.2 year range to take advantage of expected changes in interest rates.

In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Adviser will primarily seek to add value by emphasizing market sectors and individual securities that, based on historical yield relationships, represent an attractive valuation. Normally, all securities purchased by the Fund will be rated investment grade at the time of purchase, or be of comparable quality if unrated. If a security is downgraded, the Adviser will reevaluate the holding to determine whether it is in the interests of investors to sell.

Due to its investment strategy, the Fund will buy and sell securities frequently. In some instances this may increase transaction costs and capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not completed a full calendar year of investment operations as of December 31, 2002.

FUND FEES AND EXPENSES

See page 59 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA U.S. GOVERNMENT INCOME FUND

FUND SUMMARY

INVESTMENT GOAL                      Current income as well as preservation of
                                     capital

PRINCIPAL INVESTMENT STRATEGY        Investing in mortgage-related securities
                                     issued or guaranteed by the U.S. government

PRINCIPAL RISKS                      Market risk, interest rate risk, prepayment
                                     /extension risk, credit risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada U.S. Government Income Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in U.S. government securities. The investment objective may be changed without a shareholder vote.


Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The types of U.S. government securities include mortgage-related securities, and Treasury bills, notes and bonds. The Fund may invest the portion of its assets not subject to the 80% requirement stated above in other types of investments, including securities issued by non-governmental issuers, such as mortgage-related debt securities, asset-backed debt securities, commercial paper and preferred stock. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund normally maintains a dollar-weighted average maturity of between three and ten years.


Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that U.S. government securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class H shares of the Fund are new and have not completed a full calendar year of operations as of December 31, 2002. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

Performance information before June 10, 2000 represents performance of the Parkstone U.S. Government Income Fund which was reorganized into the Armada U.S. Government Income Fund on that date.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.


CALENDAR YEAR TOTAL RETURNS
1993          1994        1995       1996        1997        1998        1999       2000        2001        2002
7.41%         -0.70%      13.50%     4.54%       7.87%       6.83%       0.95%      10.00%      7.35%       7.92%

Best Quarter                3.88%           (6/30/95)
Worst Quarter              -1.13%           (3/31/94)

The Fund's year-to-date total return for Class A Shares through June 30, 2003 was 1.30%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE LEHMAN MORTGAGE-BACKED SECURITIES INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

----------------------------------------------------------------------------------------
CLASS A SHARES                                        1 YEAR       5 YEARS    10 YEARS
----------------------------------------------------------------------------------------
Armada U.S. Government Income Fund

   Returns Before Taxes                                2.75%        5.54%       5.97%

   Returns After Taxes on Distributions                0.83%        3.23%       3.23%

   Returns After Taxes on Distributions and Sale
   of Fund Shares                                      1.65%        3.24%       3.33%
----------------------------------------------------------------------------------------
Lehman Mortgage-Backed Securities Index 1
(reflects no deduction for fees, expenses or taxes)    8.69%        7.33%       7.08%
----------------------------------------------------------------------------------------

1The Lehman Mortgage-Backed Securities Index is a widely-recognized index of mortgage-backed securities issued by GNMA, FHLMC, and Fannie Mae. All securities in the index are rated AAA, with maturities of at least one year.

FUND FEES AND EXPENSES

See page 59 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                                BOND FUND                 GNMA FUND              INTERMEDIATE
                                                                                                  BOND FUND
Maximum Total Sales Charge (Load)                     2.00%                    2.00%                    2.00%
    Maximum Sales Charge (Load)
    Imposed on Purchases (as
    percentage of offering price)                     1.00%                    1.00%                    1.00%
--------------------------------------------------------------------------------------------------------------
    Maximum Deferred Sales Charge
    (Load) (as percentage of net
    asset value) 1                                    1.00%                    1.00%                    1.00%
--------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                                        None                     None                     None
--------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)
                                                       None                     None                     None
--------------------------------------------------------------------------------------------------------------
Exchange Fee                                           None                     None                     None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees                               0.55%                    0.55%                   0.55% 4
--------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                              0.75%                    0.75%                   0.75%
--------------------------------------------------------------------------------------------------------------
Other Expenses:
--------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees 2                        0.25%                    0.25%                   0.25%
--------------------------------------------------------------------------------------------------------------
   Other                                               0.13% 3                  0.17% 3                 0.13%
--------------------------------------------------------------------------------------------------------------
Total Other Expenses                                   0.38%                    0.42%                   0.38%
--------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                     1.68%                    1.72%                   1.68% 4
--------------------------------------------------------------------------------------------------------------

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                       LIMITED MATURITY         TOTAL RETURN
                                           BOND FUND           ADVANTAGE FUND

Maximum Total Sales Charge (Load)           2.00%                   2.00%
    Maximum Sales Charge (Load)
    Imposed on Purchases (as
    percentage of offering price)           1.00%                   1.00%
------------------------------------------------------------------------------
    Maximum Deferred Sales Charge
    (Load) (as percentage of net
    asset value)1                           1.00%                   1.00%
------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                              None                    None
------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)
                                             None                    None
------------------------------------------------------------------------------
Exchange Fee                                 None                    None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees 4                  0.45%                    0.55%
------------------------------------------------------------------------------
Distribution (12b-1) Fees                   0.75%                    0.75%
------------------------------------------------------------------------------
Other Expenses:
------------------------------------------------------------------------------
   Shareholder Servicing Fees 2             0.25%                    0.25%
------------------------------------------------------------------------------
   Other 3                                  0.14%                    0.14%
------------------------------------------------------------------------------
Total Other Expenses                        0.39%                    0.39%
------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses 4                        1.59%                    1.69%
------------------------------------------------------------------------------

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                       ULTRA SHORT BOND       U.S. GOVERNMENT
                                            FUND                INCOME FUND

Maximum Total Sales Charge (Load)           2.00%                   2.00%
    Maximum Sales Charge (Load)
    Imposed on Purchases (as
    percentage of offering price)           1.00%                   1.00%
------------------------------------------------------------------------------
    Maximum Deferred Sales Charge
    (Load) (as percentage of net
    asset value) 1                          1.00%                   1.00%
------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                              None                    None
------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)              None                    None
------------------------------------------------------------------------------
Exchange Fee                                 None                    None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees                    0.40%                   0.55%
------------------------------------------------------------------------------
Distribution (12b-1) Fees                   0.75%                   0.75%
------------------------------------------------------------------------------
Other Expenses:
------------------------------------------------------------------------------
   Shareholder Servicing Fees 2             0.25%                   0.25%
------------------------------------------------------------------------------
   Other 3                                  0.13% 5                 0.17%
------------------------------------------------------------------------------
Total Other Expenses                        0.38%                   0.42%
------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                          1.53% 4                 1.72%
------------------------------------------------------------------------------
1A contingent deferred sales charge is charged only with respect to Class H
 Shares redeemed prior to eighteen months from the date of purchase.
2Certain financial institutions may provide administrative services to their customers who own Class H Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of the share class. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.
3Other Expenses for certain Funds have been restated to reflect current expenses.
4The Adviser waived a portion of its advisory fees for certain Funds during the last fiscal year. After these fee waivers, these Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses were as follows:

FUND                             ADVISORY FEES         TOTAL EXPENSES
Intermediate Bond Fund               0.40%                  1.54%
Limited Maturity Bond Fund           0.35%                  1.50%
Total Return Advantage Fund          0.40%                     *
Ultra Short Bond Fund                0.10%                  0.00%


*Class H Shares of the Total Return Advantage Fund were not in operation during the last fiscal year.

   The Adviser expects to continue waiving a portion of its advisory fees for these Funds during the current fiscal year. After these fee waivers, these Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:


FUND                             ADVISORY FEES         TOTAL EXPENSES
Intermediate Bond Fund               0.40%                  1.53%
Limited Maturity Bond Fund           0.35%                  1.49%
Total Return Advantage Fund          0.40%                  1.54%
Ultra Short Bond Fund                0.20%                  1.33%

  These fee waivers are voluntary and may be revised or discontinued at any time.



5Other Expenses for the Ultra Short Bond Fund are based on estimated amounts for the current fiscal year.

For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

EXAMPLES

These Examples are intended to help you compare the cost of investing in Armada Fixed Income Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same, you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:


                                  1 YEAR     3 YEARS      5 YEARS    10 YEARS
                                  ------     -------      -------    --------
BOND FUND
    Class H Shares 1              $368         $624        $1,003      $2,067
    Class H Shares 2               268          624         1,003       2,067
-------------------------------------------------------------------------------
GNMA FUND
    Class H Shares 1               372          636         1,024       2,110
    Class H Shares 2               273          636         1,024       2,110
-------------------------------------------------------------------------------
INTERMEDIATE BOND FUND
    Class H Shares 1               368          624         1,003       2,067
    Class H Shares 2               268          624         1,003       2,067
-------------------------------------------------------------------------------
LIMITED MATURITY BOND FUND
    Class H Shares 1               359          597           957       1,970
    Class H Shares 2               259          597           957       1.970
-------------------------------------------------------------------------------
TOTAL RETURN ADVANTAGE FUND
    Class H Shares 1               369          627         1,009       2,078
    Class H Shares 2               269          627         1,009       2,078
-------------------------------------------------------------------------------
ULTRA SHORT BOND FUND
    Class H Shares 1               353          579           926       1,905
    Class H Shares 2               253          579           926       1,905
-------------------------------------------------------------------------------
U.S. GOVERNMENT INCOME FUND
    Class H Shares 1               372          636         1,024       2,110
    Class H Shares 2               273          636         1,024       2,110
-------------------------------------------------------------------------------
1If you sell your shares at the end of the period.
2If you do not sell your shares at the end of the period.

ARMADA MICHIGAN MUNICIPAL BOND FUND

FUND SUMMARY

INVESTMENT GOAL                    Current income exempt from federal income tax
                                   and, to the extent possible, from Michigan personal income tax, as is consistent with conservation of capital

PRINCIPAL INVESTMENT STRATEGY      Investing in municipal obligations that
                                   pay interest that is exempt from federal and Michigan state income taxes

PRINCIPAL RISKS                    Market risk, interest rate risk, credit risk,
                                   single state risk, non-diversification risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Michigan Municipal Bond Fund's investment objective is to provide current income exempt from federal income tax and, to the extent possible, from Michigan personal income tax, as is consistent with conservation of capital. Such income may be subject to the federal alternative minimum tax when received by certain shareholders. The investment objective may be changed without a shareholder vote.

The Fund invests primarily in debt securities issued by or on behalf of the State of Michigan, its political subdivisions and its agencies and instrumentalities that generate income exempt from federal and Michigan state income taxes, but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax (Michigan municipal bonds). As a matter of fundamental policy, the Fund normally invests at least 80% of the value of its net assets plus any borrowings for investment purposes in Michigan municipal bonds. The Fund also invests in municipal securities issued by or on behalf of territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities.

Some Fund dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Also, Fund dividends will generally be subject to state and local income taxes for any shareholders who are not Michigan residents.

In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities. The Fund invests in investment grade securities, which are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of its shareholders. The Fund normally will maintain a dollar-weighted average portfolio maturity of between three and ten years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that Michigan municipal securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

SINGLE STATE RISK. The Fund's focus on investments in securities of issuers located in Michigan makes the Fund susceptible to economic, political and regulatory events that affect Michigan.

NON-DIVERSIFICATION RISK. The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class H shares of the Fund have not yet commenced operations. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

Performance information before June 10, 2000 represents performance of the Parkstone Michigan Municipal Bond Fund which was reorganized into the Armada Michigan Municipal Bond Fund on that date.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.


CALENDAR YEAR TOTAL RETURNS
1993          1994        1995       1996        1997        1998        1999       2000        2001        2002
9.67%         -3.00%      13.24%     2.84%       6.93%       4.76%       -1.60%     8.71%       4.38%       8.06%

Best Quarter                5.19%           (3/31/95)
Worst Quarter              -3.27%           (3/31/94)

The Fund's year-to-date total return for Class A Shares through June 30, 2003 was 3.02%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE LEHMAN 7-YEAR MUNICIPAL BOND INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

----------------------------------------------------------------------------------------------------

CLASS A SHARES                                              1 YEAR       5 YEARS       10 YEARS
----------------------------------------------------------------------------------------------------
Armada Michigan Municipal Bond Fund
   Returns Before Taxes                                       2.95%       3.79%         4.78%
   Returns After Taxes on Distributions                       2.90%       3.74%         4.70%
   Returns After Taxes on Distributions and Sale of
   Fund Shares                                                3.42%       3.83%         4.66%
----------------------------------------------------------------------------------------------------
Lehman 7-Year Municipal Bond Index1
(reflects no deduction for fees, expenses or taxes)          10.35%       6.07%         6.34%
----------------------------------------------------------------------------------------------------

1The Lehman 7-Year Municipal Bond Index is a broad based total return index. The bonds are investment grade, fixed rate with maturities of 7-8 years and are selected from issues larger than $50 million dated since January 1984.

FUND FEES AND EXPENSES

See page 70 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA NATIONAL TAX EXEMPT BOND FUND

FUND SUMMARY

INVESTMENT GOAL                     Current income exempt from federal income
                                    tax as is consistent with conservation of capital

PRINCIPAL INVESTMENT STRATEGY       Investing in municipal obligations that pay
                                    interest that is exempt from federal income tax

PRINCIPAL RISKS                     Market risk, interest rate risk, credit risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada National Tax Exempt Bond Fund's investment objective is to provide current income exempt from federal income tax as is consistent with conservation of capital. The investment objective may be changed without a shareholder vote.

As a matter of fundamental policy, the Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in bonds that generate income exempt from federal income tax (including the federal alternative minimum tax). Fund dividends may be taxable for state and local income tax purposes. Also, some Fund dividends may be taxable for federal income tax purposes, such as those derived from occasional taxable investments and distributions of short and long-term capital gains.

The Fund invests in a variety of municipal debt securities issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities. In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities.

The Fund primarily invests in investment grade securities. Investment grade municipal securities are those rated in one of the four highest rating categories as determined by a major rating agency, or determined by the Adviser to be of equivalent quality. If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. The Fund normally will maintain a dollar-weighted average effective maturity of between three and ten years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that municipal securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class H shares of the Fund are new and have not completed a full calendar year of operations as of December 31, 2002. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

The performance of Class A Shares of the Armada National Tax Exempt Bond Fund for the period April 9, 1998 until June 22, 1998, when Class A Shares were first offered for sale, is represented by the performance of the Fund's Class I Shares. The performance of Class A Shares of the National Tax Exempt Bond Fund for the period prior to April 9, 1998 is represented by the performance of a common trust fund which operated prior to the effectiveness of the registration statement of the National Tax Exempt Bond Fund. The common trust fund was advised by National City Bank, an affiliate of the Adviser. At the time of the National Tax Exempt Bond Fund's inception as a registered mutual fund, the common trust fund was operated using materially equivalent investment objectives, policies, guidelines and restrictions as those of the Fund. In connection with the National Tax Exempt Bond Fund's commencement of operations as a registered mutual fund, the common trust fund transferred its assets to the Fund. At the time of the transfer, the Adviser did not manage any other collective investment or common trust funds using materially equivalent investment objectives, policies, guidelines and restrictions to those of the National Tax Exempt Bond Fund.

The common trust fund was not open to the public generally, or registered under the Investment Company Act of 1940 (the "1940 Act"), or subject to certain restrictions that are imposed by the 1940 Act and the Internal Revenue Code. If the common trust fund had been registered under the 1940 Act, performance may have been adversely affected. Performance quotations of the common trust fund represent past performance of the common trust fund, which are separate and distinct from the National Tax Exempt Bond Fund, do not represent past performance of the Fund, and should not be considered as representative of future results of the Fund.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.

CALENDAR YEAR TOTAL RETURNS
1993          1994        1995       1996        1997        1998        1999       2000        2001        2002
11.76%        -4.58%      14.05%     -1.07%      6.57%       5.85%       -0.91%     8.87%       4.48%       8.15%

Best Quarter               5.44%                    (3/31/95)
Worst Quarter             -4.13%                    (3/31/94)

The Fund's year-to-date total return for Class A Shares through June 30, 2003 was 2.84%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE LEHMAN 7-YEAR MUNICIPAL BOND INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE SHOWN ONLY SINCE THE FUND COMMENCED INVESTMENT OPERATIONS AS A REGISTERED MUTUAL FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.





                                                                       SINCE
                                                                   COMMENCEMENT             DATE OF
                                                                   AS REGISTERED       COMMENCEMENT AS
CLASS A SHARES                  1 YEAR     5 YEARS    10 YEARS          FUND            REGISTERED FUND
--------------------------------------------------------------------------------------------------------
Armada National Tax Exempt
Bond Fund                                                                                   4/9/98

   Returns Before Taxes          3.02%     4.21% 1     4.65% 1         4.12%

   Returns After Taxes on

   Distributions                 3.02%      N/A 2       N/A 2          4.10%

   Returns After Taxes on
   Distributions and Sale of
   Fund Shares                   3.29%      N/A 2       N/A 2          4.09%
--------------------------------------------------------------------------------------------------------
Lehman 7-Year Municipal Bond
Index 3
(reflects no deduction for
fees, expenses or taxes)        10.35%     6.07%       6.34%           6.23%             Since 6/30/98
--------------------------------------------------------------------------------------------------------

1Performance for periods prior to the Fund's commencement as a registered mutual fund reflects performance of the predecessor common trust fund described above.
2After-tax returns for periods prior to commencement of operations as a registered mutual fund are not available.
3The Lehman 7-Year Municipal Bond Index is a broad based total return index. The bonds are investment grade, fixed rate with maturities of 7-8 years and are selected from issues larger than $50 million dated since January 1984.

FUND FEES AND EXPENSES

See page 70 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA OHIO TAX EXEMPT BOND FUND

FUND SUMMARY

INVESTMENT GOAL                       Current income exempt from federal income
                                      tax and, to the extent possible, Ohio
                                      personal income taxes, consistent with
                                      conservation of capital

PRINCIPAL INVESTMENT STRATEGY         Investing in municipal obligations that
                                      pay interest that is exempt from federal income and Ohio personal income taxes

PRINCIPAL RISKS                       Market risk, interest rate risk, credit
                                      risk, single state risk, non-
                                      diversification risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Ohio Tax Exempt Bond Fund's investment objective is to provide current income exempt from federal income tax and, to the extent possible, from Ohio personal income tax, as is consistent with the conservation of capital. The investment objective may be changed without a shareholder vote.

As a matter of fundamental policy, the Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in debt securities issued by the State of Ohio, its political subdivisions and their agencies and instrumentalities that generate income exempt from federal income taxes (including the federal alternative minimum tax) and Ohio personal income taxes (Ohio municipal bonds). Some Fund dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Also, Fund dividends may be subject to state and local income taxes for any shareholders who are not Ohio residents. In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities.

The Fund invests primarily in investment grade securities, which are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. The Fund normally will maintain an average weighted effective maturity of between three and ten years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that Ohio municipal securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

SINGLE STATE RISK. The Fund's focus on investments in securities of issuers located in Ohio makes the Fund susceptible to economic, political and regulatory events that affect Ohio.

NON-DIVERSIFICATION RISK. The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class H shares of the Fund are new and have not completed a full calendar year of operations as of December 31, 2002. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.

CALENDAR YEAR TOTAL RETURNS

1993          1994        1995       1996        1997        1998        1999       2000        2001        2002
10.14%        -4.19%      13.37%     3.92%       7.35%       5.25%       -1.14%     8.67%       4.23%       8.53%

Best Quarter                5.04%           (3/31/95)
Worst Quarter              -4.89%           (3/31/94)

The Fund's year-to-date total return for Class A Shares through June 30, 2003 was 2.76%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE LEHMAN 7-YEAR MUNICIPAL BOND INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME

CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

---------------------------------------------------------------------------------------------------------

CLASS A SHARES                                                 1 YEAR       5 YEARS         10 YEARS
---------------------------------------------------------------------------------------------------------
Armada Ohio Tax Exempt Bond Fund

   Returns Before Taxes                                        5.27%         4.42%           5.17%

   Returns After Taxes on Distributions                        5.27%         4.41%           5.16%

   Returns After Taxes on Distributions and Sale of Fund
   Shares                                                      4.73%         4.37%           5.05%
---------------------------------------------------------------------------------------------------------
Lehman 7-Year Municipal Bond Index 1
(reflects no deduction for fees, expenses or taxes)           10.35%         6.07%           6.34%
---------------------------------------------------------------------------------------------------------

1The Lehman 7-Year Municipal Bond Index is a broad based total return index. The bonds are investment grade, fixed rate with maturities of 7-8 years and are selected from issues larger than $50 million dated since January 1984.

FUND FEES AND EXPENSES

See page 71 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA PENNSYLVANIA MUNICIPAL BOND FUND

FUND SUMMARY

INVESTMENT GOAL                    Current income exempt from both regular
                                   federal income tax and, to the extent
                                   possible, Pennsylvania personal income tax as is consistent with conservation of capital

PRINCIPAL INVESTMENT STRATEGY      Investing in municipal obligations that
                                   pay interest that is exempt from federal income and Pennsylvania personal income taxes

PRINCIPAL RISKS                    Market risk, interest rate risk, credit risk,
                                   single state risk, non-diversification risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Pennsylvania Municipal Bond Fund's investment objective is to provide current income exempt from regular federal income tax and, to the extent possible, from Pennsylvania personal income tax as is consistent with conservation of capital. The investment objective may be changed without a shareholder vote.

The Fund invests primarily in debt securities issued by or on behalf of the Commonwealth of Pennsylvania, its political subdivisions and its agencies and instrumentalities that generate income exempt from federal income and Pennsylvania personal income taxes, but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax (Pennsylvania municipal bonds). As a matter of fundamental policy, the Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in Pennsylvania municipal bonds.

Some Fund dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Also, Fund dividends may be subject to state and local income taxes for any shareholders who are not Pennsylvania residents.

In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities.

The Fund primarily invests in investment grade securities, which are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. The Fund normally will maintain an average weighted portfolio maturity of between three and ten years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that Pennsylvania municipal securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

SINGLE STATE RISK. The Fund's focus on investments in securities of issuers located in Pennsylvania makes the Fund susceptible to economic, political and regulatory events that affect Pennsylvania.

NON-DIVERSIFICATION RISK. The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class H shares of the Fund have not yet commenced operations. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.


CALENDAR YEAR TOTAL RETURNS
1997          1998        1999       2000        2001        2002
6.83%         5.62%       -1.05%     8.77%       4.20%       8.03%

Best Quarter               3.79%           (9/30/02)
Worst Quarter             -1.85%           (6/30/99)

The Fund's year-to-date total return for Class A Shares through June 30, 2003 was 3.01%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE LEHMAN 7-YEAR MUNICIPAL BOND INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES

FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

-------------------------------------------------------------------------------------------------------
                                                                              SINCE      DATE OF
CLASS A SHARES                                  1 YEAR      5 YEARS         INCEPTION   INCEPTION
-------------------------------------------------------------------------------------------------------
Armada Pennsylvania Municipal Bond Fund                                                   9/11/96
   Returns Before Taxes                         4.79%        4.42%           5.04%
   Returns After Taxes on Distributions         4.79%        4.40%           5.01%
   Returns After Taxes on Distributions and
   Sale of Fund Shares                          4.44%        4.38%           4.90%
-------------------------------------------------------------------------------------------------------
Lehman 7-Year Municipal Bond Index 1
(reflects no deduction for fees, expenses
or taxes)                                      10.35%        6.07%           6.55%     Since 8/31/96
-------------------------------------------------------------------------------------------------------

1The Lehman 7-Year Municipal Bond Index is a broad based total return index. The bonds are investment grade, fixed rate with maturities of 7-8 years and are selected from issues larger than $50 million dated since January 1984.

FUND FEES AND EXPENSES

See page 71 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                        MICHIGAN MUNICIPAL BOND           NATIONAL TAX EXEMPT BOND
                                                FUND                                FUND
Maximum Total Sales Charge (Load)               2.00%                              2.00%
    Maximum Sales Charge (Load)
    Imposed on Purchases (as
    percentage of offering price)               1.00%                              1.00%
------------------------------------------------------------------------------------------
    Maximum Deferred Sales Charge
    (Load) (as percentage of net
    asset value) 1                              1.00%                              1.00%
------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                                  None                               None
------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)                  None                               None
------------------------------------------------------------------------------------------
Exchange Fee                                     None                               None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees 2                       0.55%                              0.55%
------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                        0.75%                              0.75%
------------------------------------------------------------------------------------------
Other Expenses:
------------------------------------------------------------------------------------------
   Shareholder Servicing Fees 3                  0.25%                              0.25%
------------------------------------------------------------------------------------------
   Other 4                                       0.14%                              0.14%
------------------------------------------------------------------------------------------
Total Other Expenses                             0.39%                              0.39%
------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses 2                             1.69%                              1.69%
------------------------------------------------------------------------------------------

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                          PENNSYLVANIA MUNICIPAL BOND
                                          OHIO TAX EXEMPT BOND FUND                 FUND
Maximum Total Sales Charge (Load)                2.00%                              2.00%
    Maximum Sales Charge (Load)
    Imposed on Purchases (as
    percentage of offering price)                1.00%                              1.00%
--------------------------------------------------------------------------------------------
    Maximum Deferred Sales Charge
    (Load) (as percentage of net
    asset value) 1                               1.00%                              1.00%
--------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                                  None                               None
--------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)                  None                               None
--------------------------------------------------------------------------------------------
Exchange Fee                                     None                               None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees 2                       0.55%                              0.55%
--------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                        0.75%                              0.75%
--------------------------------------------------------------------------------------------
Other Expenses:
--------------------------------------------------------------------------------------------
   Shareholder Servicing Fees 3                  0.25%                              0.25%
--------------------------------------------------------------------------------------------
   Other4                                        0.15%                              0.16%
--------------------------------------------------------------------------------------------
Total Other Expenses                             0.40%                              0.41%
--------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses 2                             1.70%                              1.71%
--------------------------------------------------------------------------------------------

1A contingent deferred sales charge is charged only with respect to Class H Shares redeemed prior to eighteen months from the date of purchase.
2The Adviser waived a portion of its advisory fees for each Fund during the last fiscal year. After these fee waivers, each Fund's Investment Advisory Fees and Total Annual Fund Operating Expenses were as follows:



FUND                                   ADVISORY FEES         TOTAL EXPENSES
Michigan Municipal Bond Fund               0.40%                    *
National Tax Exempt Bond Fund              0.40%                  1.56%
Ohio Tax Exempt Bond Fund                  0.40%                  1.56%
Pennsylvania Municipal Bond Fund           0.40%                    *

*Class H Shares of the Michigan Municipal Bond Fund and Pennsylvania Municipal
   Bond Fund were not in operation during the last fiscal year.



   The Adviser expects to continue waiving a portion of its advisory fees for the Funds during the current fiscal year. After these fee waivers, each Fund's Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:


FUND                                   ADVISORY FEES        TOTAL EXPENSES
Michigan Municipal Bond Fund               0.40%                 1.54%
National Tax Exempt Bond Fund              0.40%                 1.54%

Ohio Tax Exempt Bond Fund                  0.40%                 1.55%
Pennsylvania Municipal Bond Fund           0.40%                 1.56%


 These fee waivers are voluntary and may be revised or discontinued at any time.
3Certain financial institutions may provide administrative services to their customers who own Class H Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of the share class. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.
4Other Expenses for each Fund have been restated to reflect current expenses.


For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

EXAMPLES

These Examples are intended to help you compare the cost of investing in Armada Tax Free Bond Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same, you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:


                                    1 YEAR       3 YEARS    5 YEARS     10 YEARS
                                    ------       -------    -------     --------
MICHIGAN MUNICIPAL BOND FUND
    Class H Shares 1                 $369         $627      $1,009       $2,078
    Class H Shares 2                  269          627       1,009        2,078
--------------------------------------------------------------------------------
NATIONAL TAX EXEMPT BOND FUND
    Class H Shares 1                  369          627       1,009        2,078
    Class H Shares 2                  269          627       1,009        2,078
--------------------------------------------------------------------------------
OHIO TAX EXEMPT BOND FUND
    Class H Shares 1                  370          630       1,014        2,089
    Class H Shares 2                  270          630       1,014        2,089
--------------------------------------------------------------------------------
PENNSYLVANIA MUNICIPAL BOND FUND
    Class H Shares 1                  371          633       1,019        2,099
    Class H Shares 2                  271          633       1,019        2,099
--------------------------------------------------------------------------------
1If you sell your shares at the end of the period.
2If you do not sell your shares at the end of the period.

ARMADA MONEY MARKET FUND

FUND SUMMARY

INVESTMENT GOAL                   High current income consistent with stability
                                  of principal while maintaining liquidity

PRINCIPAL INVESTMENT STRATEGY     Investing in a portfolio of high quality
                                  short-term debt securities designed to allow the Fund to maintain a stable net asset value of $1.00 per share


PRINCIPAL RISKS                   Interest rate risk, credit risk, counterparty
                                  risk, loss risk


PRINCIPAL INVESTMENT STRATEGIES

The Armada Money Market Fund's investment objective is to provide as high a level of current income as is consistent with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.

The Fund invests in a variety of high quality money market securities, including certificates of deposit and other obligations issued by domestic and foreign banks, as well as commercial paper. Foreign obligations are U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of nationally recognized statistical rating organizations (NRSROs).

The Adviser also invests in securities issued or guaranteed by the U.S. government or its agencies (government obligations) and repurchase agreements collateralized by government obligations and issued by financial institutions such as banks and broker-dealers. High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by an NRSRO in the highest two rating categories for such securities, and certain securities that are not rated but are of comparable quality as determined by the Adviser.

In selecting investments for the Fund, the Adviser actively buys throughout the money market yield curve, managing maturities to meet or exceed shareholder liquidity needs while seeking the highest possible yield consistent with the Fund's risk profile.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although credit risk is low because the Fund invests only in high quality, short-term securities, if an issuer fails to pay interest or repay principal, the Fund could lose money which might lower the Fund's performance.

COUNTERPARTY RISK. A repurchase agreement carries the risk that the other party may not fulfill its obligations under the agreement.

LOSS RISK. Although the Fund seeks to maintain a constant price per share of $1.00, there is no guarantee that the Fund will achieve this goal and it is possible that you may lose money by investing in the Fund.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class H Shares of the Fund are new and have not completed a full calendar year of operations as of December 31, 2002. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, this Fund is managed for yield and not total return.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year.


CALENDAR YEAR TOTAL RETURNS
1993          1994        1995       1996        1997        1998        1999       2000        2001        2002
2.64%         3.88%       5.61%      5.09%       5.22%       5.11%       4.76%      6.05%       3.66%       1.22%

Best Quarter               1.56%               (9/30/00)
Worst Quarter              0.25%              (12/31/02)

The Fund's year-to-date total return for Class A Shares through June 30, 2003 was 0.32%.

THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2002.

    ----------------------------------------------------------------
    CLASS A SHARES               1 YEAR     5 YEARS    10 YEARS
    ----------------------------------------------------------------
    Armada Money Market Fund      1.22%      4.15%      4.31%
    ----------------------------------------------------------------

For current yield information on the Fund, call 1-800-622-FUND (3863) or visit our website at WWW.ARMADAFUNDS.COM. The Fund's yield appears in THE WALL STREET JOURNAL each Thursday.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                            MONEY MARKET FUND
                                                 CLASS H
Maximum Sales Charge (Load) Imposed
on Purchases (as percentage of
offering price)                                    None
--------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)                 None
--------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                                    None
--------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)                    None
--------------------------------------------------------
Exchange Fee                                       None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees1                         0.35%
--------------------------------------------------------
Distribution
(12b-1) Fees                                      0.75%
--------------------------------------------------------
Other Expenses:
--------------------------------------------------------
   Shareholder Servicing Fees 2                   0.25%
--------------------------------------------------------
   Other 3                                        0.12%
--------------------------------------------------------
Total Other Expenses                              0.37%
--------------------------------------------------------
Total Annual Fund 1
Operating Expenses                                1.47%
--------------------------------------------------------
1The Adviser waived a portion of its advisory fees for the Fund during the last fiscal year. After this fee waiver, the Fund's Investment Advisory Fees and Total Annual Fund Operating Expenses were as follows:


FUND                            ADVISORY FEES           TOTAL EXPENSES
Money Market Fund                   0.25%                    0.95%


  The Adviser expects to continue waiving a portion of its advisory fees for the Fund during the current fiscal year. After this fee waiver, the Fund's Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:

FUND                            ADVISORY FEES           TOTAL EXPENSES
Money Market Fund                   0.25%                    1.37%



  This fee waiver is voluntary and may be revised or discontinued at any time.


2Certain financial institutions may provide administrative services to their customers who own Class H Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of the share class. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.
3Other Expenses for the Fund have been restated to reflect current expenses.

For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

EXAMPLES

These Examples are intended to help you compare the cost of investing in each of the Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:


                         1 YEAR        3 YEARS       5 YEARS        10 YEARS
                         ------        -------       -------        --------
MONEY MARKET FUND
    Class H Shares        $150           $465           $803        $1,757

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES

This section provides additional information about the principal investment strategies used by the Funds and the related risks. Our Statement of Additional Information contains more information about the particular types of securities in which the Funds invest. The Aggressive Allocation and Conservative Allocation Funds indirectly may be subject to the risks applicable to the Underlying Armada Funds in which they may invest, (i.e., the Armada International Equity, Armada Large Cap Ultra, Armada Large Cap Value, Armada Small Cap Growth, Armada Small Cap Value, Armada Bond, Armada Intermediate Bond and Armada Money Market Funds). The following chart indicates the specific types of investments in which each Fund primarily invests.

                                                                                        High-
                                                      Fixed                            Yield                   Asset-    Mortgage-
                               Equity   Convertable   Income   Government Repurchase  Lower Rated  Municipal     Backed     Backed
                             Securities Securities  Securities Securities Agreements   Securities  Securities  Securities Securities
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
ARMADA INTERNATIONAL EQUITY      X
FUND
------------------------------------------------------------------------------------------------------------------------------------
ARMADA LARGE CAP CORE EQUITY
FUND                             X
------------------------------------------------------------------------------------------------------------------------------------
ARMADA LARGE CAP  GROWTH FUND    X
------------------------------------------------------------------------------------------------------------------------------------
ARMADA LARGE CAP ULTRA FUND      X
------------------------------------------------------------------------------------------------------------------------------------
ARMADA LARGE CAP VALUE FUND      X
------------------------------------------------------------------------------------------------------------------------------------
ARMADA MID CAP GROWTH FUND       X
------------------------------------------------------------------------------------------------------------------------------------
ARMADA S&P 500 INDEX FUND        X
------------------------------------------------------------------------------------------------------------------------------------
ARMADA SMALL CAP CORE FUND       X
------------------------------------------------------------------------------------------------------------------------------------
ARMADA SMALL CAP GROWTH FUND     X
------------------------------------------------------------------------------------------------------------------------------------
ARMADA SMALL CAP VALUE FUND      X
------------------------------------------------------------------------------------------------------------------------------------
ARMADA SMALL /MID CAP VALUE
FUND                             X
------------------------------------------------------------------------------------------------------------------------------------
ARMADA TAX MANAGED EQUITY FUND   X
------------------------------------------------------------------------------------------------------------------------------------
ARMADA AGGRESSIVE ALLOCATION     X                      X          X                                             X            X
FUND
------------------------------------------------------------------------------------------------------------------------------------
ARMADA BALANCED ALLOCATION FUND  X           X          X          X                                             X            X
------------------------------------------------------------------------------------------------------------------------------------
ARMADA CONSERVATIVE ALLOCATION
FUND                             X                      X          X                                             X            X
------------------------------------------------------------------------------------------------------------------------------------




                                    Foriegn
                                  Securities
----------------------------------------------
ARMADA INTERNATIONAL EQUITY             X
FUND
----------------------------------------------
ARMADA LARGE CAP CORE EQUITY
FUND
----------------------------------------------
ARMADA LARGE CAP  GROWTH FUND
----------------------------------------------
ARMADA LARGE CAP ULTRA FUND
----------------------------------------------
ARMADA LARGE CAP VALUE FUND
----------------------------------------------
ARMADA MID CAP GROWTH FUND
----------------------------------------------
ARMADA S&P 500 INDEX FUND
----------------------------------------------
ARMADA SMALL CAP CORE FUND
----------------------------------------------
ARMADA SMALL CAP GROWTH FUND
----------------------------------------------
ARMADA SMALL CAP VALUE FUND
----------------------------------------------
ARMADA SMALL /MID CAP VALUE
FUND
----------------------------------------------
ARMADA TAX MANAGED EQUITY FUND
----------------------------------------------
ARMADA AGGRESSIVE ALLOCATION
FUND
----------------------------------------------
ARMADA BALANCED ALLOCATION FUND         X
----------------------------------------------
ARMADA CONSERVATIVE ALLOCATION
FUND
----------------------------------------------

                                                                                        High-
                                                      Fixed                            Yield                   Asset-    Mortgage-
                               Equity   Convertable   Income   Government Repurchase  Lower Rated  Municipal     Backed     Backed
                             Securities Securities  Securities Securities Agreements   Securities  Securities  Securities Securities
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
ARMADA BOND FUND                                        X          X                                             X            X
------------------------------------------------------------------------------------------------------------------------------------
ARMADA GNMA FUND                                        X          X                                             X            X
------------------------------------------------------------------------------------------------------------------------------------
ARMADA INTERMEDIATE BOND FUND                           X          X                                             X            X
------------------------------------------------------------------------------------------------------------------------------------
ARMADA LIMITED MATURITY BOND                            X          X                                             X            X
FUND
------------------------------------------------------------------------------------------------------------------------------------
ARMADA TOTAL RETURN ADVANTAGE
FUND                                                    X          X                     X                       X            X
------------------------------------------------------------------------------------------------------------------------------------
ARMADA ULTRA SHORT BOND FUND                            X          X                                             X            X
------------------------------------------------------------------------------------------------------------------------------------
ARMADA U.S. GOVERNMENT INCOME
FUND                                                    X          X                                             X            X
------------------------------------------------------------------------------------------------------------------------------------
ARMADA MICHIGAN MUNICIPAL BOND                          X                                             X
FUND
------------------------------------------------------------------------------------------------------------------------------------
ARMADA NATIONAL TAX EXEMPT
BOND FUND                                               X                                             X
------------------------------------------------------------------------------------------------------------------------------------
ARMADA OHIO TAX EXEMPT BOND
FUND                                                    X                                             X
------------------------------------------------------------------------------------------------------------------------------------
ARMADA PENNSYLVANIA MUNICIPAL
BOND FUND                                               X                                             X
------------------------------------------------------------------------------------------------------------------------------------
ARMADA MONEY MARKET FUND                                X                     X
------------------------------------------------------------------------------------------------------------------------------------





                                   Foriegn
                                  Securities
---------------------------------------------
ARMADA BOND FUND
---------------------------------------------
ARMADA GNMA FUND
---------------------------------------------
ARMADA INTERMEDIATE BOND FUND          X
---------------------------------------------
ARMADA LIMITED MATURITY BOND
FUND
---------------------------------------------
ARMADA TOTAL RETURN ADVANTAGE
FUND
---------------------------------------------
ARMADA ULTRA SHORT BOND FUND
---------------------------------------------
ARMADA U.S. GOVERNMENT INCOME
FUND
---------------------------------------------
ARMADA MICHIGAN MUNICIPAL BOND
FUND
---------------------------------------------
ARMADA NATIONAL TAX EXEMPT
BOND FUND
---------------------------------------------
ARMADA OHIO TAX EXEMPT BOND
FUND
---------------------------------------------
ARMADA PENNSYLVANIA MUNICIPAL
BOND FUND
---------------------------------------------
ARMADA MONEY MARKET FUND
---------------------------------------------

EQUITY SECURITIES
Equity securities include publicly and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations. Although the Equity Funds may from time to time invest in the various types of equity securities discussed in this paragraph, the only equity securities invested in as a principal investment strategy are common stocks.

CONVERTIBLE SECURITIES
Convertible securities have characteristics of both fixed income and equity securities. The value of a convertible security tends to move with the market value of the underlying stock, but may also be affected by interest rates, credit quality of the issuer and any call provisions.

FIXED INCOME SECURITIES
The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Some fixed income securities may be subject to call risk. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates.

Some fixed income securities may be subject to event risk. Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the diversification provided by a Fund's multiple holdings.

GOVERNMENT SECURITIES
Direct obligations of the U.S. Treasury are considered to be among the safest investments. Obligations of certain agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government sponsored instrumentalities if it is not obligated to do so by law.

REPURCHASE AGREEMENTS
Under a repurchase agreement a Fund purchases securities from a seller who agrees to repurchase the securities sold at a mutually agreed upon time and price which is higher than the purchase price. The securities usually are repurchased the next day or within a few days. If the seller defaults, a Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced by or against the seller, there could be a delay in receiving the collateral.

HIGH-YIELD, LOWER RATED SECURITIES (or "junk bonds") are subject to additional risks, including:


o High-yield, lower rated securities involve greater risk of default or price declines than investments in investment grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness.
o The market for high-yield, lower rated securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of a Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.
o Market prices for high-yield, lower rated securities may be affected by investors' perception of the issuer's credit quality and the outlook for economic growth. Thus, prices for high-yield, lower rated securities may move independently of interest rates and the overall bond market.
o The market for high-yield, lower rated securities may be adversely affected by legislative and regulatory developments.


MUNICIPAL SECURITIES
There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of a Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

In addition, a Fund's concentration of investments in issuers located in a single state makes the Fund more susceptible to adverse political or economic developments affecting that state. A Fund that concentrates its investments in a single state may be riskier than mutual funds that buy securities of issuers in numerous states.

ASSET-BACKED SECURITIES
Asset-backed securities are fixed income securities representing an interest in a pool of shorter-term loans such as automobile loans, home equity loans, equipment or computer leases or credit card receivables. The payments from the loans are passed through to the security holder. The loans underlying asset-backed securities tend to have prepayment rates that do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. However, it is possible that prepayments will alter the cash flow on asset-backed securities and it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it, affecting the price volatility of the security. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security.

MORTGAGE-BACKED SECURITIES
Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

FOREIGN SECURITIES
Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Investment in sovereign debt obligations by certain Funds involves risks not present in debt obligations of corporate issuers. The issuer of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in volatility of market prices of sovereign debt and, in turn, a Fund's net asset value, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Investments in foreign securities denominated in foreign currencies involve additional risks, including:

o The value of a Fund's assets measured in U.S. dollars may be affected by changes in currency rates and in exchange control regulations.

o A Fund may incur substantial costs in connection with conversions between various currencies.
o A Fund may be unable to hedge against possible variations in foreign exchange rates or to hedge a specific security transaction or portfolio position.
o Only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets.

THE FUND OF FUNDS STRUCTURE OF THE AGGRESSIVE ALLOCATION AND CONSERVATIVE ALLOCATION FUNDS

Each of the Aggressive Allocation and Conservative Allocation Funds is structured as a "fund of funds," which means that each Fund attempts to implement its investment strategies by investing in Underlying Armada Funds.

Each Fund has its own distinct risk and reward characteristics, investment objectives, policies and strategies. The Adviser constructs and maintains asset allocation strategies for the Funds. The degree to which a Fund is invested in the particular market segments and/or asset classes represented by the Underlying Armada Funds varies, as does the investment risk and reward potential represented by each Fund. Because of the historical lack of correlation between various asset classes, an investment in the Funds may reduce an investor's overall level of volatility. As a result, an asset allocation strategy may reduce risk.

In managing the Funds, the Adviser focuses on three key principles: asset allocation, portfolio structure, and continuous Fund management. Asset allocation across appropriate asset classes (i.e., the Underlying Armada Funds) is the central theme of Armada's investment philosophy. The Adviser seeks to reduce risk by investing in Underlying Armada Funds that are diversified within each asset class. Finally, the Adviser regularly rebalances to ensure that the appropriate mix of assets is constantly in place.

Each Fund reserves the ability to convert from the fund of funds structure in the future and to invest directly in the types of securities in which the Underlying Armada Funds invest. Shareholders will be notified in advance before the structure of a Fund is changed.

You may invest in the Underlying Armada Funds directly. By investing in the Underlying Armada Funds indirectly through the Funds, you will incur not only a proportionate share of the expenses of the Underlying Armada Funds held by the Funds, but also expenses of the Funds.

Each Underlying Armada Fund is offered for sale by and described in this prospectus.

MORE INFORMATION ABOUT FUND INVESTMENTS


The principal investments and strategies described earlier in this prospectus in the "Principal Investment Strategies" section for each Fund are those that we use under normal circumstances. Each Fund (except the Aggressive Allocation and Conservative Allocation Funds) also may invest in other securities, use other strategies and engage in other investment practices. Certain of these investments and strategies are described in this section. See our Statement of Additional Information for more detail on the investments and strategies used by the Funds.

For temporary defensive purposes, to avoid losses during unusual economic, market, political or other conditions, each Fund may invest up to 100% of its assets in short-term high quality debt instruments. These instruments would not ordinarily be consistent with a Fund's principal investment strategies, and may prevent a Fund from achieving its investment objective. The Money Market Fund may hold cash pending investment and may hold up to 100% of its assets in cash for temporary defensive purposes. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for achieving the Fund's investment objective.

A Fund with a policy requiring it to invest at least 80% of its net assets in particular types of securities also may temporarily deviate from such policy in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions, or the temporary unavailability of a sufficient supply of such securities. The 80% investment requirement generally applies at the time a Fund purchases securities. In the event a Fund no longer meets the 80% requirement (for example, as a result of changes in the value of its portfolio holdings or other circumstances beyond its control), the Fund will make future investments in a manner that would bring the Fund into compliance with the 80% requirement.

In fulfilling the 80% investment requirement referred to in the preceding paragraph, a Fund may include in the computation synthetic instruments with economic characteristics similar to the types of securities subject to the requirement, such as derivatives or futures contracts. A derivative is an instrument that derives its value from the performance of an underlying financial asset, index or other investment. A futures contract is an agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specified future date. Derivatives and futures contracts are not considered to be part of a Fund's principal investment strategies. These instruments may carry greater risk than other types of securities in which the Funds invest. Derivatives and futures contracts and their related risks are discussed in detail in our Statement of Additional Information.



Each Equity Fund may invest in foreign securities. The International Equity Fund invests in foreign securities as part of its principal investment strategy. The Equity Index Fund will only invest in foreign securities if they are included in the S&P 500 Composite Price Index. Each other Equity Fund may invest in foreign securities, but these Funds do not use such investments as part of their principal investment strategies.



Armada has obtained an order from the SEC that allows the non-money market Funds to use cash balances that have not been invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by Armada. A Fund will hold shares of money market funds only to the extent that its total investment in the money market funds does not exceed 25% of its total assets. The Aggressive Allocation and Conservative Allocation Funds' investments in money market funds offered by Armada are limited to investments in the Armada Money Market Fund, in accordance with each such Fund's investment policies.

INVESTOR PROFILES

The table below provides information concerning the type of investor who might want to invest in each of the Funds. It is meant as a general guide only. Because they use different investment strategies, the Funds carry different levels of share price volatility. TAX EXEMPT FUNDS ARE GENERALLY NOT APPROPRIATE INVESTMENTS FOR TAX-DEFERRED RETIREMENT ACCOUNTS, SUCH AS IRAS, BECAUSE THEIR RETURNS ARE GENERALLY LOWER THAN THOSE OF TAXABLE FUNDS AND THE BENEFITS OF THE TAX EXEMPTION CANNOT BE REALIZED IN A TAX-DEFERRED ACCOUNT. Please consult your financial adviser for help in deciding which Fund is right for you.

--------------------------------------------------------------------------------
                                           EQUITY FUNDS
--------------------------------------------------------------------------------
FUND                                           MAY BE APPROPRIATE FOR . . .

--------------------------------------------------------------------------------
International Equity Fund
                                               Investors seeking capital
                                               appreciation who are willing to
                                               accept the risks of investing in
                                               a fund that invests primarily in
                                               common stocks of foreign
                                               companies
--------------------------------------------------------------------------------
Large  Cap Core Equity Fund
                                               Investors seeking capital
                                               appreciation who are willing to
                                               accept the risks of investing in
                                               a fund that invests primarily in
                                               common stocks
--------------------------------------------------------------------------------
Large Cap Growth Fund
                                               Investors seeking capital
                                               appreciation who are willing to
                                               accept the risks of investing in
                                               a fund that invests primarily in
                                               common stocks of large cap
                                               companies
--------------------------------------------------------------------------------
Large Cap Ultra Fund
                                               Investors seeking capital
                                               appreciation who are willing to
                                               accept the risks of investing in
                                               a fund that invests primarily in
                                               growth-oriented common stocks of
                                               large cap companies
--------------------------------------------------------------------------------
Large Cap Value Fund
                                               Investors seeking capital
                                               appreciation who are willing to
                                               accept the risks of investing in
                                               a fund that invests primarily in
                                               value-oriented common stocks of
                                               large cap companies
--------------------------------------------------------------------------------
Mid Cap Growth Fund
                                               Investors seeking capital
                                               appreciation who are willing to
                                               accept the risks of investing in
                                               a fund that invests primarily in
                                               growth-oriented common stocks of
                                               mid cap companies
--------------------------------------------------------------------------------
S&P 500 Index Fund
                                               Investors seeking returns similar
                                               to those of the S&P 500 Composite
                                               Stock Price Index who are willing
                                               to accept the risks of investing
                                               in a fund that invests primarily
                                               in common stocks
--------------------------------------------------------------------------------

FUND                                           MAY BE APPROPRIATE FOR . . .

--------------------------------------------------------------------------------
Small Cap Core Fund
                                               Investors seeking capital
                                               appreciation who are willing to
                                               accept the risks of investing in
                                               a fund that invests primarily in
                                               common stocks of small cap
                                               companies
--------------------------------------------------------------------------------
Small Cap Growth Fund
                                               Investors seeking capital
                                               appreciation who are willing to
                                               accept the risks of investing in
                                               a fund that invests primarily in
                                               growth-oriented common stocks of
                                               small cap companies
--------------------------------------------------------------------------------
Small  Cap Value Fund
                                               Investors seeking capital
                                               appreciation who are willing to
                                               accept the risks of investing in
                                               a fund that invests primarily in
                                               value-oriented common stocks of
                                               small cap companies
--------------------------------------------------------------------------------
Small/Mid Cap Value Fund
                                               Investors seeking capital
                                               appreciation who are willing to
                                               accept the risks of investing in
                                               a fund that invests primarily in
                                               value-oriented common stocks of
                                               small cap and mid cap companies
--------------------------------------------------------------------------------
Tax Managed Equity Fund
                                               Investors seeking capital
                                               appreciation who want to minimize
                                               the impact of taxes and who are
                                               willing to accept the risks of
                                               investing in a fund that invests
                                               primarily in common stocks

--------------------------------------------------------------------------------
                                           ASSET ALLOCATION FUNDS
--------------------------------------------------------------------------------
FUND                                           MAY BE APPROPRIATE FOR . . .
--------------------------------------------------------------------------------
Aggressive Allocation Fund
                                               Investors seeking capital growth
                                               with the potential for above
                                               average total returns (as
                                               measured by the returns of the
                                               S&P 500 Composite Stock Price
                                               Index) who are willing to accept
                                               the risks of investing in a fund
                                               that may allocate a high
                                               percentage of its assets in
                                               Underlying Armada Funds that
                                               focus their investments in equity
                                               securities
--------------------------------------------------------------------------------
Balanced Allocation Fund
                                               Investors seeking broad
                                               diversification by asset class
                                               and style to manage risk and
                                               provide the potential for above
                                               average total returns (as
                                               measured by the returns of the
                                               S&P 500 Composite Stock Price
                                               Index and the Lehman U.S.
                                               Aggregate Bond Index)

FUND                                           MAY BE APPROPRIATE FOR . . .
--------------------------------------------------------------------------------

Conservative Allocation Fund
                                               Investors seeking current income
                                               with the potential for above
                                               average total returns (as
                                               measured by the returns of the
                                               Lehman U.S. Aggregate Bond Index)
                                               who are willing to accept the
                                               risks of investing in a fund that
                                               may allocate a high percentage of
                                               its assets in Underlying Armada
                                               Funds that focus their
                                               investments in fixed income
                                               securities

--------------------------------------------------------------------------------
                                             FIXED INCOME FUNDS
--------------------------------------------------------------------------------
FUND                                            MAY BE APPROPRIATE FOR . . .
--------------------------------------------------------------------------------

Bond Fund

                                               Investors seeking current income
                                               who are willing to accept the
                                               risks of investing in a fund that
                                               invests primarily in fixed income
                                               securities
--------------------------------------------------------------------------------
GNMA Fund

                                               Investors seeking current income
                                               who are willing to accept the
                                               risks of investing in a fund that
                                               invests primarily in
                                               mortgage-backed securities
--------------------------------------------------------------------------------
Intermediate Bond Fund
                                               Investors seeking current income
                                               who are willing to accept the
                                               risks of investing in a fund that
                                               invests primarily in intermediate
                                               term fixed income securities
--------------------------------------------------------------------------------
Limited Maturity Bond Fund
                                               Investors seeking current income
                                               who are seeking to minimize share
                                               price volatility relative to our
                                               other fixed income funds and who
                                               are willing to accept the risks
                                               of investing in a fund that
                                               invests primarily in shorter term
                                               fixed income securities
--------------------------------------------------------------------------------
Total Return Advantage Fund
                                               Investors seeking total return
                                               with less share price volatility
                                               than a fund that invests
                                               primarily in equity securities
                                               who are willing to accept the
                                               risks of investing in a fund that
                                               invests primarily in fixed income
                                               securities
--------------------------------------------------------------------------------
Ultra Short Bond Fund
                                               Investors seeking high current
                                               income but who desire the
                                               relative safety of investing in a
                                               fund that invests primarily in
                                               shorter term investment quality
                                               debt securities
--------------------------------------------------------------------------------
U.S. Government Income Fund
                                               Investors seeking current income
                                               who are interested in the lower
                                               credit risk associated with a
                                               fund that invests primarily in
                                               U.S. government fixed income
                                               securities

--------------------------------------------------------------------------------
                                            TAX-FREE BOND FUNDS
--------------------------------------------------------------------------------
FUND                                           MAY BE APPROPRIATE FOR . . .
--------------------------------------------------------------------------------
Michigan Municipal Bond Fund
                                               Investors seeking current income
                                               exempt from federal and Michigan
                                               income taxes who are willing to
                                               accept moderate share price
                                               volatility
--------------------------------------------------------------------------------
National Tax Exempt Bond Fund
                                               Investors seeking current income
                                               exempt from federal income tax
                                               who are willing to accept
                                               moderate share price volatility
--------------------------------------------------------------------------------
Ohio Tax Exempt Bond Fund
                                               Investors seeking current income
                                               exempt from federal and Ohio
                                               income taxes who are willing to
                                               accept moderate share price
                                               volatility
--------------------------------------------------------------------------------
Pennsylvania Municipal Bond Fund
                                               Investors seeking current income
                                               exempt from federal and
                                               Pennsylvania income taxes who are
                                               willing to accept moderate share
                                               price volatility

--------------------------------------------------------------------------------
                                           MONEY MARKET FUND
--------------------------------------------------------------------------------
FUND                                           MAY BE APPROPRIATE FOR . . .
--------------------------------------------------------------------------------
Money Market Fund
                                               Investors seeking high current
                                               income and reduced risk through a
                                               widely diversified money market
                                               portfolio
--------------------------------------------------------------------------------


INVESTMENT ADVISER AND INVESTMENT TEAMS

National City Investment Management Company, with its principal offices at 1900 East Ninth Street, Cleveland, Ohio 44114, serves as the Adviser to the Funds. As of June 30, 2003, the Adviser had approximately $28 billion in assets under management. The Adviser, including its predecessors, has been providing investment management services since 1995.

The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program.

The Board of Trustees of Armada supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

The Adviser utilizes a team approach for management of the Funds. No one person is primarily responsible for making investment recommendations to the team.

The table below shows the Adviser's management teams responsible for each Fund as well as the advisory fees (after fee waivers) the Adviser received for each Fund for the fiscal period ended May 31, 2003.

--------------------------------------------------------------------------------------------------------------------
FUND NAME                                  MANAGEMENT TEAM                            ADVISORY FEES PAID AS A
                                                                                       PERCENTAGE OF AVERAGE
                                                                                   NET ASSETS FOR THE FISCAL YEAR
                                                                                         ENDED MAY 31, 2003
--------------------------------------------------------------------------------------------------------------------
International Equity Fund                  International Equity Investment                      1.15%
                                           Management Team
--------------------------------------------------------------------------------------------------------------------
                                           Core Equity Investment Management
Large Cap Core Equity Fund                 Team                                                 0.75%
--------------------------------------------------------------------------------------------------------------------
                                           Growth Equity Investment Management
Large Cap Growth Fund                      Team                                                 0.75%
--------------------------------------------------------------------------------------------------------------------
                                           Growth Equity Investment Management
Large Cap Ultra Fund                       Team                                                 0.75%
--------------------------------------------------------------------------------------------------------------------
                                           Value Equity Investment Management
Large Cap Value Fund                       Team                                                 0.75%
--------------------------------------------------------------------------------------------------------------------
                                           Growth Equity Investment Management
Mid Cap Growth Fund                        Team                                                 1.00%
--------------------------------------------------------------------------------------------------------------------
                                           Core Equity Investment Management
S&P 500 Index Fund                         Team                                                 0.20%
--------------------------------------------------------------------------------------------------------------------
                                           Core Equity Investment Management
Small Cap Core Fund                        Team                                                 1.00% 1
--------------------------------------------------------------------------------------------------------------------
                                           Growth Equity Investment Management
Small Cap Growth Fund                      Team                                                 1.00%
--------------------------------------------------------------------------------------------------------------------
                                           Value Equity Investment Management
Small Cap Value Fund                       Team                                                 1.00%
--------------------------------------------------------------------------------------------------------------------
                                           Value Equity Investment Management
Small/Mid Cap Value Fund                   Team                                                 1.00%
--------------------------------------------------------------------------------------------------------------------
                                           Growth Equity Investment Management
Tax Managed Equity Fund                    Team                                                 0.75%
--------------------------------------------------------------------------------------------------------------------
                                           Asset Allocation Investment
Aggressive Allocation Fund                 Management Team                                      0.00%
--------------------------------------------------------------------------------------------------------------------
                                           Asset Allocation Investment
Balanced Allocation Fund                   Management Team                                      0.75%
--------------------------------------------------------------------------------------------------------------------
                                           Asset Allocation Investment
Conservative Allocation Fund               Management Team                                      0.00%
--------------------------------------------------------------------------------------------------------------------
Bond Fund                                  Taxable Fixed Income Management Team                 0.55%
--------------------------------------------------------------------------------------------------------------------
GNMA Fund                                  Taxable Fixed Income Management Team                 0.55%
--------------------------------------------------------------------------------------------------------------------
Intermediate Bond Fund                     Taxable Fixed Income Management Team                 0.40%
--------------------------------------------------------------------------------------------------------------------
Limited Maturity Bond Fund                 Taxable Fixed Income Management Team                 0.35%
--------------------------------------------------------------------------------------------------------------------
Total Return Advantage Fund                Taxable Fixed Income Management Team                 0.40%
--------------------------------------------------------------------------------------------------------------------
Ultra Short Bond Fund                      Taxable Fixed Income Management Team                 0.40% 1
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
FUND NAME                                  MANAGEMENT TEAM                            ADVISORY FEES PAID AS A
                                                                                       PERCENTAGE OF AVERAGE
                                                                                   NET ASSETS FOR THE FISCAL YEAR
                                                                                         ENDED MAY 31, 2003
--------------------------------------------------------------------------------------------------------------------
U.S. Government Income Fund                Taxable Fixed Income Management Team                 0.55%
--------------------------------------------------------------------------------------------------------------------
Michigan Municipal Bond Fund               Municipal Fixed Income Team                          0.40%
--------------------------------------------------------------------------------------------------------------------
National Tax Exempt Bond Fund              Municipal Fixed Income Team                          0.40%
--------------------------------------------------------------------------------------------------------------------
Ohio Tax Exempt Bond Fund                  Municipal Fixed Income Team                          0.40%
--------------------------------------------------------------------------------------------------------------------
Pennsylvania Municipal Bond Fund           Municipal Fixed Income Team                          0.40%
--------------------------------------------------------------------------------------------------------------------
Money Market Fund                          Taxable Money Market Management Team                 0.25%
--------------------------------------------------------------------------------------------------------------------

1The Small Cap Core Fund was not in operation during the last fiscal year. The
 Small/Mid Cap Value Fund and Ultra Short Bond Fund were in operation during only a portion of the last fiscal year. The fees shown represent the contractual advisory fee rates that each of these Funds is obligated to pay the Adviser.

PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange Class H Shares of the Funds.

         CLASS H SHARES


     o A 1.00% FRONT-END SALES CHARGE

     o CONTINGENT DEFERRED SALES CHARGE (BACK-END SALES CHARGE IF YOU REDEEM WITHIN 18 MONTHS OF INITIAL PURCHASE)

     o 12B-1 FEES UP TO 0.75% OF NET ASSETS

     o $500 MINIMUM INITIAL INVESTMENT - NO SUBSEQUENT MINIMUM INVESTMENT

     o $1 MILLION MAXIMUM INVESTMENT

     o DOES NOT CONVERT TO ANY OTHER SHARE CLASS

     o $50 MINIMUM MONTHLY INVESTMENT THROUGH PLANNED INVESTMENT PROGRAM

CLASS H SHARES ARE FOR INDIVIDUALS, CORPORATE INVESTORS AND RETIREMENT PLANS.

For investors purchasing shares through a Planned Investment Program, the minimum initial investment is $50. See "Planned Investment Program" below. For information on how to open an account and set up procedures for placing transactions, call 1-800-622-FUND (3863).

Class H Shares of the Armada Money Market Fund are available only via an exchange from Class H Shares of another Fund of Armada.

From time to time, the Adviser may pay from its own resources a fee to financial institutions that generate purchase orders. These fees are described in our Statement of Additional Information.

The Adviser will monitor each Fund's asset size and, subject to approval by Armada's Board of Trustees, may decide to close a Fund at any time to new investments or new accounts if the Adviser believes that an increase in the asset size of a Fund may adversely affect the implementation of the Fund's strategies. If a Fund is closed, the Fund may continue to accept additional investments from existing shareholders.


HOW TO PURCHASE FUND SHARES

                                  NEW ACCOUNT SET UP                             ADDING TO AN EXISTING ACCOUNT
INTERNET
WWW.ARMADAFUNDS.COM
                                  Visit our site and click on "Open an           You may place your purchase order on our Web Site
                                  Account Online." Or log on to our on line      using your established banking instructions for
                                  Forms Center to print or complete an           payment. To authorize this service, please complete
                                  application on line. Mail the application      an Account Change Form or call 1-800-622-FUND
                                  to the address below. Unless you               (3863).
                                  arrange to pay by wire or ACH, write your
                                  check, payable in U.S. dollars, to
                                  "Armada Funds (Fund name)." Armada cannot
                                  accept third-party checks, starter
                                  checks, credit cards, credit card checks,
                                  cash or cash equivalents (i.e., cashier's
                                  check, bank draft, money order or
                                  travelers' check).

TELEPHONE
1-800-622-FUND (3863)             Call our Investor Services Line to obtain an   Call our Investor Services Line to purchase
                                  application.                                   additional shares. To authorize this
                                                                                 service, please complete an Account Change
                                                                                 Form or call 1-800-622-FUND (3863).

MAIL                              Complete an application and mail it along      Make your check payable to "Armada Funds
                                  with a check payable, in U.S. dollars, to      (Fund Name)."  Please include your account
                                  "Armada Funds (Fund Name)."                    number on your check and mail it to the
                                           Armada Funds                          address at the left.
                                           P.O. Box 8421
                                           Boston, MA 02266-8421

                                  For overnight delivery mail to:

                                           Boston Financial Data Services
                                           Attn: Armada Funds
                                           66 Brooks Drive
                                           Braintree, MA 02184

                                  Armada cannot accept third-party checks, starter checks, credit cards, credit card checks, cash or cash equivalents (i.e., cashier's check, bank draft, money order or travelers' check).

AUTOMATED CLEARING HOUSE ("ACH")
                                  Complete "Bank, Wire & Electronic Funds        A Planned Investment Program can be
                                  Transfer Instructions" section of the          set up to automatically purchase shares on
                                  application to have funds directly             designated dates during the month.
                                  transferred from a bank account. A             Please  see "Planned Investment Program" below.
                                  primary and secondary account may be
                                  established. Please note all electronic
                                  transfers will be on the primary account
                                  unless notified otherwise. Any changes in
                                  these instructions must be made in
                                  writing to Armada Funds with a signature
                                  guarantee.

PLANNED INVESTMENT PROGRAM

                                  With a $50 minimum initial investment and if   With current account information on your
                                  you have a checking or savings account with a  account, participation in the program can
                                  bank, you may purchase Class H                 be arranged via the Internet or by calling
                                  Shares automatically through regular           1-800-622-FUND (3863).
                                  deductions from your account in amounts of at
                                  least $50 per month per account.

                                  You may arrange for participation in this      For existing accounts, without account
                                  program when a new account is established.     information, participation can be arranged
                                                                                 by completing an Account Change Form with
                                                                                 banking information.  This form must
                                                                                 include a signature guarantee by a bank or
                                                                                 other financial institution.

WIRE                              To purchase shares by wire, call               Call 1-800-622-FUND (3863) prior to sending
                                  1-800-622-FUND (3863) to set up your account   the wire in order to obtain a confirmation
                                  to accommodate wire transactions and to        number and to ensure prompt and accurate
                                  receive a wire control number to be included   handling of funds.  Ask your bank to
                                  in the body of the wire. Ask your bank to      transmit immediately available funds by
                                  transmit immediately available funds by wire   wire as described at the left.  Please
                                  in the amount of your purchase to:             include your account number.
                                  State Street Bank and Trust Company
                                  ABA # 011000028                                Armada and its transfer agent are not
                                  Account 99052755 Credit Armada Funds           responsible for the consequences of delays
                                  (Account Registration)                         resulting from the banking or Federal
                                  (Account Number)                               Reserve Wire system, or from incomplete
                                  (Wire Control Number)                          wiring instructions.


                                  Note: Your bank may charge you a fee for this service.

                                  Armada and its transfer agent are not
                                  responsible for the consequences of delays resulting from the banking or Federal Reserve
                                  Wire system, or from incomplete wiring
                                  instructions.

FINANCIAL INTERMEDIARY            Contact your financial consultant. Please      Contact your financial consultant. Please
                                  note, your financial consultant or             note, your financial consultant or
                                  institution may charge a fee for its services. institution may charge a fee for its services.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY


Your financial intermediary is responsible for transmitting all purchase and sales requests, investment information, documentation and money to Armada on time. Armada may authorize certain financial intermediaries to accept, on behalf of Armada, purchase, redemption and exchange orders placed by or on behalf of their customers and to designate other intermediaries to accept such orders. In these cases, a Fund will be deemed to have received an order that is in proper form when the order is accepted by the financial intermediary on a business day, and the order will be priced at the Fund's net asset value per share (NAV) next determined after such acceptance, adjusted for any applicable sales charge. Your financial intermediary is responsible for transmitting accepted orders to Armada within the time period agreed upon.


GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares cannot be purchased by wire transactions on days when banks are closed.

Armada may reject any purchase order if it is determined that accepting the order would not be in the best interests of a Fund or its shareholders.


The price per share (the offering price) will be the NAV next determined after a Fund receives your purchase order plus the applicable front-end sales charge. Daily NAV is calculated for each of the Funds each Business Day at the close of trading on the NYSE (normally 4:00 p.m. Eastern time). NAV is not calculated on holidays when the NYSE is closed for trading. The deadline for submitting a purchase order to the transfer agent in order to receive the current Business Day's NAV is 4:00 p.m. Eastern time for each Fund except the Money Market Fund. For the Money Market Fund, purchase orders must be submitted to the transfer agent before 3:30 p.m. Eastern time in order to receive the current Business Day's NAV.


With respect to the Money Market Fund, to be eligible to receive dividends declared on the day you submit your purchase order, the Fund generally must receive your order and immediately available funds before 3:30 p.m. Eastern time that day.

HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and class expenses.

In calculating NAV, each Fund other than the Money Market Fund generally values its investment portfolio at market price. If market prices are not readily available, including when quoted prices are considered to be unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees. The Money Market Fund generally values its investment portfolio using the amortized cost method, which is described in our Statement of Additional Information. If this method is determined to be unreliable during certain market conditions or for other reasons, the Fund may value its portfolio at market price or fair value prices may be determined in good faith using methods approved by the Board of Trustees.

Some Funds may hold securities that are listed on foreign exchanges. Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Sometimes the price of a security trading on a foreign exchange may be affected by events that happen after the exchange closes. If this happens, the fair value of the security may be determined using other factors and may not reflect the security's last quoted price. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Funds.


Our Statement of Additional Information contains more detailed information concerning how the Funds value their investments.


SALES CHARGES

FRONT-END SALES CHARGES - CLASS H SHARES

The offering price of Class H Shares is the NAV next calculated after a Fund receives your request, plus the 1.00% front-end sales load. The front-end sales load does not apply to purchases of the Money Market Fund.

REPURCHASE OF CLASS H SHARES


You may repurchase any amount of Class H Shares of any Fund at NAV without the normal front-end sales charge, up to the limit of the value of any amount of Class H Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 180 days. In effect, this allows you to reacquire shares that you may have had to redeem, without paying another front-end sales charge. To exercise this privilege, Armada must receive your purchase order within 180 days of your redemption. IN ADDITION, YOU MUST NOTIFY ARMADA WHEN YOU SEND IN YOUR PURCHASE ORDER THAT YOU ARE REPURCHASING SHARES AND WOULD LIKE TO EXERCISE THIS OPTION.

CONTINGENT DEFERRED SALES CHARGES -
         CLASS H SHARES

Class H Shares of the Armada Money Market Fund are available only through an exchange from a non-money market Fund offered by Armada. You do not pay a sales charge when you purchase Class H Shares of the Armada Money Market Fund in an exchange. But if you sell your Class H Shares of any Armada Fund within 18 months after your purchase, you will pay a contingent deferred sales charge of 1.00% on either (1) the NAV of the shares at the time of purchase, or (2) NAV of the shares next calculated after the Fund receives your sale request in good order, whichever is less. Good order means that complete information is provided for your sale request. The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions, so you never pay a deferred sales charge on any increase in your investment above the initial offering price. The sales charge does not apply to exchanges of Class H Shares for Class H Shares of another Armada Fund. There is no conversion feature for Class H Shares.

When an investor redeems Class H Shares, they are redeemed first from those Class H Shares that are not subject to the deferred sales load (i.e., Class H Shares that were acquired through reinvestment of dividends or capital gain distributions) and thereafter, unless otherwise designated by the shareholder, from the shares that have been held the longest.

The contingent deferred sales charge will be waived if you sell your Class H Shares for the following reasons:

o      redemptions following the death or disability of a shareholder;

o redemptions representing a minimum required distribution from an IRA or a custodial account to a shareholder who has reached 70 1/2years of age;

o minimum required distributions from an IRA or a custodial account to a shareholder who has died or become disabled;

o redemptions by participants in a qualified plan for retirement loans, financial hardship, certain participant expenses and redemptions due to termination of employment with the plan sponsor;

o      redemptions by a settlor of a living trust;

o redemptions effected pursuant to the Fund's right to liquidate a shareholder's account if the value of shares held in the account is less than the minimum account size;

o      return of excess contributions;

o redemptions following the death or disability of both shareholders in the case of joint accounts;

o      exchanges of Class H Shares for Class H Shares of another Armada Fund;

o distributions of less than 10% of the annual account value under a Systematic Withdrawal Plan;

o exchange of Class H Shares for Class I Shares of the same Fund by a financial institution on behalf of its customers who beneficially own such shares through a fiduciary account; and

o redemptions by participants in a qualified plan who transfer funds from an Armada Fund to a non-Armada Fund available through the plan.

GENERAL INFORMATION ABOUT SALES CHARGES

Your securities dealer is paid a commission when you buy Class H Shares. When you buy Class H Shares, your securities dealer receives a servicing fee after 12 months and then as long as you hold your shares. Your securities dealer or servicing agent may receive different levels of compensation depending on which class of shares you buy.

From time to time, some financial institutions may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.

HOW TO SELL YOUR FUND SHARES

Shareholders may sell shares by following the procedures established when they opened their account or accounts.

INTERNET
WWW.ARMADAFUNDS.COM

The minimum amount for Internet redemption is $100. You may arrange for participation in a Systematic Withdrawal Plan (see below for more information). To authorize this service, please complete an Account Change Form or call 1-800-622-FUND (3863).


TELEPHONE
1-800-622-FUND (3863)
Call with your account name, number, and amount of redemption (minimum amount is $100). Redemptions will be sent to the shareholder's address or bank account on record. All redemptions must follow the procedures established when the account or accounts were established (see page 89 "How to Purchase Fund Shares").



SYSTEMATIC WITHDRAWAL PLAN

If you have at least $1,000 in your account, you may use the Systematic Withdrawal Plan. Under the plan you may arrange periodic automatic withdrawals of at least $100 from any Fund. There will be no deferred sales charge on systematic withdrawals made on Class H Shares, as long as the amounts withdrawn do not exceed 10% annually of the account balance. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, via electronic transfer to your account. Participation in this program can be arranged when completing an account application or an Account Change Form, via the Internet, or calling our Investor Services line.

FINANCIAL INTERMEDIARY

Contact your financial consultant, broker or institution to redeem your shares. Your financial consultant, broker or institution may charge a fee for its services, in addition to the fees charged by Armada.

RECEIVING YOUR MONEY

If you would like the proceeds of your redemption to be sent to an address or made payable to a payee other than the information we have on record, or if you wish to sell $100,000 or more of your shares, please notify Armada in writing and include a signature guaranteed by a bank or other financial institution (a notarized signature is not sufficient).



The sale price of each share for redemption requests received in good order by Armada will be the next NAV determined less, in the case of Class H Shares, any applicable deferred sales charge. See "Contingent Deferred Sales Charges -Class H Shares" on page 120 for information concerning the application of contingent deferred sales charges.



Normally, we will send your sale proceeds within seven days after we receive your request in good order. Your proceeds can be wired to your bank account or sent to you by check. Armada does not charge a fee to wire your funds; however, your institution may charge a fee.

If you recently purchased your shares by check or through ACH, redemption proceeds may not be available until your check or ACH transmission has cleared (which may take up to 15 days from your date of purchase). If you recently changed your address, you will not be able to redeem your shares within 10 days after the change without a signature guarantee.

REDEMPTIONS IN KIND

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of a Fund's remaining shareholders), we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. The Armada Tax Managed Equity Fund may fund redemptions of $1 million or more with appreciated securities rather than cash.

INVOLUNTARY SALE OF YOUR SHARES

If your account balance drops below $500 because of redemptions, you may be required to sell your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

Armada may suspend the right of redemption or postpone the date of payment for shares redeemed during any period when:

(a) trading on the NYSE is restricted by applicable rules and regulations of the SEC;

(b) the NYSE is closed for other than customary weekend and holiday closings;

(c)      the SEC has by order permitted such suspension; or



(d)      an emergency exists, as determined by the SEC, as a result of which:
         (i) disposal by Armada of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for Armada to determine the fair market value of its net assets.



HOW TO EXCHANGE YOUR SHARES

You may exchange Class H Shares of a Fund for Class H Shares of another Armada Fund. You may exchange your shares on any Business Day. The deadline for submitting same day exchange orders to Armada's transfer agent is 4:00 p.m. Eastern Time.

Class H Shares of the Armada Money Market Fund are available as part of your initial investment if participating in a Systematic Exchange Program (please see below). Class H Shares of the Armada Money Market Fund are also available via an exchange from Class H Shares of another Armada Fund.

INTERNET
WWW.ARMADAFUNDS.COM

You may exchange your shares through the Internet. The minimum amount for Internet exchange into a new fund is $500. You may arrange for participation in a Systematic Exchange Plan (see Systematic Exchange Plan below for more information). To authorize this service, please call 1-800-622-FUND (3863) or visit our Forms Center online to obtain an Account Change Form.

TELEPHONE

1-800-622-FUND (3863)

Call with your account name, number, and amount of exchange into an existing account (minimum amount is $500). To authorize this service, please complete an Account Change Form or call 1-800-622-FUND (3863).

SYSTEMATIC EXCHANGE PROGRAM


You may exchange Class H Shares of the Armada Money Market Fund for Class H Shares of another Armada Fund automatically, at periodic intervals. If you would like to enter a program concerning Class H Shares, you must exchange them within either six or twelve months from the date of purchase. The minimum exchange amount is $50.

MAIL
Indicate which existing fund you would like to transfer to (you may only exchange within the same share class) and mail to the following address:

         Armada Funds
         P.O. Box 8421
         Boston, MA 02266-8421

For overnight delivery mail to:

         Boston Financial Data Services
         Attn: Armada Funds
         66 Brooks Drive
         Braintree, MA 02184

The minimum exchange amount is $500.

FINANCIAL INTERMEDIARY

Contact your financial consultant, broker or institution. Your financial consultant, broker or institution may charge a fee for its services.

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

The exchange privilege is a convenient way to respond to changes in investment goals or in market conditions. This privilege is not designed for market-timing (switching money into investments in anticipation of rising prices or taking money out in anticipation of the market falling). As money is shifted in and out, a Fund incurs expenses for buying and selling securities. These costs are borne by all Fund shareholders, including the long-term investors who do not generate the costs. Therefore, Armada discourages short-term trading by, among other things, limiting the number of exchanges to one exchange every two months.

Armada may contact a shareholder who exceeds the limit and, if a market-timing pattern continues, management of Armada may revoke the shareholder's privilege to purchase shares of a Fund through exchanges.

Management of Armada reserves the right to limit, amend or impose charges upon, terminate or otherwise modify the exchange privilege. You will be provided 60 days' notice before any material change to the exchange privilege is made. Any modification to the exchange privilege will not otherwise affect your right to redeem shares.


When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAVs next calculated after a Fund receives your exchange request.

CLASS H SHARES

You may exchange Class H Shares of any Armada Fund for Class H Shares of any other Armada Fund. No contingent deferred sales charge is imposed on redemptions of shares you acquire in an exchange in this manner, provided you hold your shares for at least 18 months from your initial purchase.

TELEPHONE AND INTERNET TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone or via the Internet is extremely convenient, but not without risk. Although Armada has certain safeguards and procedures to confirm the authenticity of instructions, Armada is not responsible for any losses or costs incurred by following telephone or Internet instructions we reasonably believe to be genuine. If you or your financial institution transact with Armada over the telephone or via the Internet, you will generally bear the risk of any loss, provided Armada has followed reasonable procedures to confirm the authenticity of instructions.

SYSTEMATIC EXCHANGE PROGRAM AVAILABLE TO H SHARES

If you would like to enter a systematic exchange program concerning Class H Shares you must exchange them within either six or twelve months from the date of purchase.

You may arrange for participation in this program via the Internet at WWW.ARMADAFUNDS.COM, by calling 1-800-622-FUND (3863) or by completing an account application.

CUSTOMER IDENTIFICATION PROGRAM

Federal regulations require Armada to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Purchase applications without such information may not be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by Armada. To the extent permitted by applicable law, Armada reserves the right to place limits on transactions in your account until your identity is verified.

DISTRIBUTION OF FUND SHARES

Each Fund has adopted separate distribution plans with respect to Class H Shares, pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that allow each Fund to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

Distribution fees for Class H Shares, as a percentage of average daily net assets, are as follows: (i) 0.65% with respect to the Aggressive Allocation and Conservative Allocation Funds; and (ii) 0.75% with respect to each other Fund.



Each Fund also has adopted a shareholder services plan that permits the Fund to use its assets to pay for services provided by financial institutions to their customers who hold Class H Shares of the Fund. Such services include, but are not limited to, processing purchase and redemption orders, processing dividend payments and maintaining customer account records. Each Fund may pay these institutions up to 0.25% of the average daily net assets attributable to Class H Shares for these shareholder services.



The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals and lodging, and gifts that do not exceed $100 per year, per individual.

DIVIDENDS AND TAXES

The following Funds distribute income at least annually:

         Armada International Equity Fund
         Armada Small Cap Growth Fund
         Armada Small Cap Value Fund
         Armada Small/Mid Cap Value Fund

The following Funds distribute income quarterly:

         Armada Large Cap Core Equity Fund
         Armada Large Cap Growth Fund
         Armada Large Cap Ultra Fund
         Armada Large Cap Value Fund
         Armada Mid Cap Growth Fund
         Armada S&P 500 Index Fund
         Armada Small Cap Core Fund
         Armada Tax Managed Equity Fund
         Armada Aggressive Allocation Fund
         Armada Balanced Allocation Fund

The following Funds distribute income monthly:

         Armada Conservative Allocation Fund
         Armada Bond Fund
         Armada GNMA Fund
         Armada Intermediate Bond Fund
         Armada Limited Maturity Bond Fund
         Armada Total Return Advantage Fund

         Armada Ultra Short Bond Fund
         Armada U.S. Government Income Fund
         Armada Michigan Municipal Bond Fund
         Armada National Tax Exempt Bond Fund
         Armada Ohio Tax Exempt Bond Fund
         Armada Pennsylvania Municipal Bond Fund

The Armada Money Market Fund accrues its income daily and distributes it monthly.

Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive a distribution.

You will receive distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options directly through the Internet at WWW.ARMADAFUNDS.COM, or by notifying Armada in writing prior to the date of the distribution. Your election will be effective for distributions paid the next day if done through the Internet or after Armada receives your written notice.

FEDERAL TAXES

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Certain other distributions paid by the Funds to individual shareholders may also be taxable to you as long-term capital gain, subject to certain requirements. In general, if 95% or more of the gross income of a Fund (other than net capital gain) consists of dividends received from domestic corporations or "qualified" foreign corporations ("qualifying dividends"), then all distributions paid by the Fund to individual shareholders will be taxed at long-term capital gains rates. However, if less than 95% of the gross income of a Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. The amount of a Fund's distributions that are qualifying dividends may be reduced as a result of a Fund's securities lending activities. This is because any dividends paid on securities while on loan will not be deemed to have been received by a Fund, and the equivalent amount paid to the Fund by the borrower of the securities will not be deemed to be a qualifying dividend. In general, long-term capital gains and dividends are taxed at a maximum rate of 15%. Fund distributions (other than exempt-interest dividends discussed below) attributable to short-term capital gains and ordinary income will generally be taxable as ordinary income. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.

In selecting portfolio securities to be sold, the Funds generally use tax management techniques that are intended to minimize capital gains and enhance after-tax returns.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will generally recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

It is expected that the Armada International Equity Fund will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. The Armada International Equity Fund may make an election to treat a proportionate amount of such taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit such proportionate amount of taxes against U.S. federal income tax liability or (2) to take such amount as an itemized deduction.

The Armada Michigan Municipal Bond Fund, Armada National Tax Exempt Bond Fund, Armada Ohio Tax Exempt Bond Fund, and Armada Pennsylvania Municipal Bond Fund (the "Tax Free Bond Funds") anticipate that substantially all of their income dividends will be attributable to "exempt interest dividends," which are exempt from federal income taxes. However, some dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Interest on indebtedness incurred by a shareholder to purchase or carry shares of any Tax Free Bond Fund generally will not be deductible for federal income tax purposes.

You should note that a portion of the exempt-interest dividends paid by the Tax Free Bond Funds may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

If you receive an exempt-interest dividend with respect to any share and the share is held by you for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

STATE AND LOCAL TAXES

You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state. The Armada Michigan Municipal Bond Fund intends to distribute income that is exempt from Michigan income taxes. The Armada Ohio Tax Exempt Bond Fund intends to distribute income that is exempt from Ohio personal income taxes. The Armada Pennsylvania Municipal Bond Fund intends to distribute income that is exempt from Pennsylvania personal income taxes. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

The tables that follow present performance information about Class H Shares of each Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's or share class' operations. All per share information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions.



The financial highlights have been audited by Ernst & Young LLP, independent auditors, whose reports, along with each Fund's financial statements, are included in the annual report dated May 31, 2003 and are incorporated by reference into the Statement of Additional Information.



No financial highlights are presented for the Small Cap Core Fund because the Fund was not in operation during the last fiscal year.

No financial highlights are presented for Class H Shares of the Small/Mid Cap Value, Ultra Short Bond, Michigan Municipal Bond and Pennsylvania Municipal Bond Funds because Class H Shares of the Funds had not yet commenced operations as of May 31, 2003.



You can obtain the Funds' annual reports, which contain more performance information, at no charge by calling 1-800-622-FUND (3863).

Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated




                                         Realized                                                        Ratio of
                       Net                 and               Distributions                               Expenses    Ratio of Net
                      Asset     Net     Unrealized   Dividends  from Net   Net Asset            Net        to         Investment
                      Value, Investment   Gains      from Net   Realized     Value,            Assets     Average    Income/(Loss)
                    Beginning Income/  (Losses) on   Investment  Capital     End of   Total    End of      Net        to Average
                     of Year   (Loss)   Investments   Income      Gains      Year    Return+  Year (000)  Assets      Net Assets

INTERNATIONAL EQUITY FUND
CLASS H
2003                  $9.46    $0.02 1   $(1.72)     $(0.01)     $(0.00)     $7.75   (17.98)%    $76       2.34%         0.10%
2002 2                 9.34     0.04 1     0.08       (0.00)      (0.00)      9.46     1.28        6       2.14          3.04

LARGE CAP CORE EQUITY FUND
CLASS H
2003                 $10.49    $0.02 1   $(1.27)     $(0.03)     $(0.00)     $9.21   (11.78)%   $128       1.92%         0.12%
2002 3                10.68    $0.00 1    (0.19)      (0.00)      (0.00)     10.49    (1.78)       7       1.94          0.11

LARGE CAP GROWTH FUND
CLASS H
2003                 $18.82   $(0.09) 1  $(2.33)     $(0.00)     $(0.00)    $16.40   (12.86)%    $68       1.88%        (0.61)%
2002 4                19.74    (0.06) 1   (0.86)      (0.00)      (0.00)     18.82    (4.66)      25       1.88         (0.93)

LARGE CAP ULTRA FUND
CLASS H
2003                  $8.74   $(0.07) 1  $(1.13)     $(0.00)     $(0.00)     $7.54   (13.85)%    $16       1.99%        (1.03)%
2002 5                 9.41    (0.01) 1   (0.66)      (0.00)      (0.00)      8.74    (7.12)      10       1.88         (0.87)

LARGE CAP VALUE FUND
CLASS H
2003                 $15.69    $0.10 1   $(1.76)     $(0.10)     $(0.03)    $13.90   (10.49)%   $104       1.89%         0.66%
2002 6                15.08     0.02 1     0.61       (0.02)      (0.00)     15.69     4.18       17       1.84          0.43

MID CAP GROWTH FUND
CLASS H
2003 7                $4.02   $(0.06) 1   $0.63      $(0.00)     $(0.00)     $4.59    14.18%     $31       2.26%        (1.88)%


                                Ratio of Net
                                 Investment
                                  Income/
                     Ratio of    (Loss) to
                    Expenses to    Average
                    Average Net  Net Assets
                       Assets      (Before   Portfolio
                    (Before Fee      Fee     Turnover
                      Waivers)     Waivers)    Rate

INTERNATIONAL EQUITY FUND
CLASS H
2003                   2.34%        0.10%      90%
2002 2                 2.14         3.04       63

LARGE CAP CORE EQUITY FUND
CLASS H
2003                   1.92%        0.12%      68%
2002 3                 1.94         0.11       112

LARGE CAP GROWTH FUND
CLASS H
2003                   1.88%       (0.61)%     65%
2002 4                 1.88        (0.93)      52

LARGE CAP ULTRA FUND
CLASS H
2003                   1.99%       (1.03)%     57%
2002 5                 1.88        (0.87)      50

LARGE CAP VALUE FUND
CLASS H
2003                   1.89%        0.66%      34%
2002 6                 1.84         0.43       39

MID CAP GROWTH FUND
CLASS H
2003 7                 2.26%       (1.88)%     66%

+   Total return is for the period indicated and has not been annualized.
    Total return excludes sales charge.
(1) Per share data calculated using average shares outstanding method.
(2) International Equity Fund Class H commenced operations on April 8, 2002. All ratios for the period have been annualized.
(3) Large Cap Core Equity Fund Class H commenced operations on May 1, 2002. All ratios for the period have been annualized.
(4) Large Cap Growth Fund Class H commenced operations on February 5, 2002. All ratios for period have been annualized.
(5) Large Cap Ultra Fund Class H commenced operations on April 9, 2002. All ratios for the period have been annualized.
(6) Large Cap Value Fund Class H commenced operations February
    5, 2002. All ratios for the period have been annualized.
(7) Mid Cap Growth Fund Class H commenced operations on August 13, 2002. All ratios for the period have been annualized.

Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated



                                         Realized                                                        Ratio of
                       Net                 and               Distributions                               Expenses    Ratio of Net
                      Asset     Net     Unrealized   Dividends  from Net   Net Asset            Net        to         Investment
                      Value, Investment   Gains      from Net   Realized     Value,            Assets     Average    Income/(Loss)
                    Beginning Income/  (Losses) on   Investment  Capital     End of   Total    End of      Net        to Average
                     of Year   (Loss)   Investments   Income      Gains      Year    Return+  Year (000)  Assets      Net Assets
S&P 500 INDEX FUND
CLASS H
2003                  $9.13    $0.03 1   $(0.89)     $(0.04)     $(0.00)     $8.23    (9.44)%    $48       1.35%         0.43%
2002 2                 9.51     0.01 1    (0.37)      (0.02)      (0.00)      9.13     (3.83)     57       1.27          0.21

SMALL CAP GROWTH FUND
CLASS H
2003                  $8.81   $(0.13) 1  $(1.35)     $(0.00)     $(0.00)     $7.33   (16.80)%    $43       2.25%        (1.88)%
2002 3                 9.51    (0.03) 1   (0.67)      (0.00)      (0.00)      8.81    (7.36)       7       2.19         (1.89)

SMALL CAP VALUE FUND
CLASS H
2003                 $19.66   $(0.08) 1  $(2.08)     $(0.01)     $(0.84)    $16.65   (10.51)%   $923       2.16%        (0.48)%
2002 4                17.84    (0.05) 1    1.87       (0.00)      (0.00)     19.66    10.20      412       2.12         (0.86)

TAX MANAGED EQUITY FUND
CLASS H
2003                 $10.79   $(0.01) 1  $(1.58)     $(0.01)     $(0.09)     $9.10  (14.80)%     $99       1.91%        (0.13)%
2002 5                11.34    (0.01) 1   (0.54)      (0.00)      (0.00)     10.79   (4.85)%      26       1.87         (0.46)


                                Ratio of Net
                                 Investment
                                  Income/
                     Ratio of    (Loss) to
                    Expenses to    Average
                    Average Net  Net Assets
                       Assets      (Before   Portfolio
                    (Before Fee      Fee     Turnover
                      Waivers)     Waivers)    Rate
S&P 500 INDEX FUND
CLASS H
2003                    1.50%       0.28%        7%
2002 2                  1.42        0.06         4

SMALL CAP GROWTH FUND
CLASS H
2003                    2.25%      (1.88)%     119%
2002 3                  2.19       (1.89)      122

SMALL CAP VALUE FUND
CLASS H
2003                    2.16%      (0.48)%     127%
2002 4                  2.12       (0.86)      106

TAX MANAGED EQUITY FUND
CLASS H
2003                    1.91%      (0.13)%       0%
2002 5                  1.87       (0.46)        0

+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge.
(1)Per share data calculated using average shares outstanding method.
(2)S&P 500 Index Fund Class H commenced operations on February 25, 2002. All ratios for the period have been annualized.
(3)Small Cap Growth Fund Class H commenced operations on April 1, 2002. All ratios for the period have been annualized.
(4)Small Cap Value Fund Class H commenced operations on February 5, 2002. All ratios for the period have been annualized.
(5)Tax Managed Equity Fund Class H commenced operations on April 12, 2002. All ratios for the period have been annualized.

Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated




                                         Realized                                                        Ratio of
                       Net                 and               Distributions                               Expenses    Ratio of Net
                      Asset     Net     Unrealized   Dividends  from Net   Net Asset            Net        to         Investment
                      Value, Investment   Gains      from Net   Realized     Value,            Assets     Average    Income/(Loss)
                    Beginning Income/  (Losses) on   Investment  Capital     End of   Total    End of      Net        to Average
                     of Year   (Loss)   Investments   Income      Gains      Year    Return+  Year (000)  Assets      Net Assets
AGGRESSIVE ALLOCATION FUND
CLASS H
2003                  $9.04   $(0.05) 1  $(0.80)     $(0.05) 5   $(0.00)     $8.14    (9.34)%   $603       1.74%        (0.63)%
2002 2                 9.01    (0.06) 1    0.09       (0.00)      (0.00)      9.04     0.33%     514       3.78         (2.54)

BALANCED ALLOCATION FUND
CLASS H
2003                  $8.99    $0.06 1   $(0.55)     $(0.08)     $(0.00)     $8.42    (5.41)%   $764       2.05%         0.67%
2002 3                 8.98     0.03 1     0.02       (0.04)      (0.00)      8.99     0.56      338       2.02          1.17

CONSERVATIVE ALLOCATION FUND
CLASS H
2003                  $9.65    $0.08 1   $(0.06)     $(0.12) 6   $(0.00)     $9.55     0.26%    $839       1.56%         0.97%
2002 4                 9.59    (0.01) 1    0.08       (0.01)      (0.00)      9.65     0.77      360       3.46         (0.33)



                                Ratio of Net
                                 Investment
                                  Income/
                     Ratio of    (Loss) to
                    Expenses to    Average
                    Average Net  Net Assets
                       Assets      (Before   Portfolio
                    (Before Fee      Fee     Turnover
                      Waivers)     Waivers)    Rate
AGGRESSIVE ALLOCATION FUND
CLASS H
2003                   1.99%       (0.88)%     78%
2002 2                 4.04        (2.80)      40

BALANCED ALLOCATION FUND
CLASS H
2003                   2.05%        0.67%     171%
2002 3                 2.02         1.17      106

CONSERVATIVE ALLOCATION FUND
CLASS H
2003                   1.81%        0.72%      38%
2002 4                 3.72        (0.59)      27

+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge.
(1)Per share data calculated using average shares outstanding method.
(2)The Aggressive Allocation Fund Class H commenced operations on February 20, 2002. All ratios for the period have been annualized.
(3)The Balanced Allocation Fund Class H commenced operations on February 5, 2002. All ratios for the period have been annualized.
(4)The Conservative Allocation Fund Class H commenced operations on February 6, 2002. All ratios for the period have been annualized.
(5)Includes a tax return of capital of $(0.05) for Class H for the Aggressive Allocation Fund.
(6)Includes a tax return of capital of $(0.01) for Class H for the Conservative Allocation Fund.

Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated


                                         Realized                                                        Ratio of
                       Net                 and               Distributions                               Expenses    Ratio of Net
                      Asset     Net     Unrealized   Dividends  from Net   Net Asset            Net        to         Investment
                      Value, Investment   Gains      from Net   Realized     Value,            Assets     Average    Income/(Loss)
                    Beginning Income/  (Losses) on   Investment  Capital     End of   Total    End of      Net        to Average
                     of Year   (Loss)   Investments   Income      Gains      Year    Return+  Year (000)  Assets      Net Assets
BOND FUND
CLASS H
2003                  $9.86    $0.38 1    $0.56      $(0.36)     $(0.00)    $10.44     9.71%    $103       1.67%         3.77%
2002 2                 9.81     0.04 1     0.04       (0.03)      (0.00)      9.86     0.86        5       1.62          5.62

GNMA FUND
CLASS H
2003                 $10.38    $0.37 1    $0.09      $(0.41)     $(0.00)    $10.43     4.50%    $395       1.73%         3.54%
2002 3                10.31    $0.06 1     0.06       (0.05)      (0.00)     10.38     1.17       15       1.74          4.14

INTERMEDIATE BOND FUND
CLASS H
2003                 $10.44    $0.33 1    $0.69      $(0.33)     $(0.00)    $11.13     9.93%    $221       1.54%         3.05%
2002 4                10.36     0.05 1     0.08       (0.05)      (0.00)     10.44     1.27       39       1.54          4.16

LIMITED MATURITY BOND FUND
CLASS H
2003                 $10.00    $0.19 1    $0.25      $(0.24)     $(0.00)    $10.20     4.48%  $1,051       1.50%         2.21%
2002 5                10.03     0.11 1    (0.03)      (0.11)      (0.00)     10.00     0.79      174       1.48          3.39

TOTAL RETURN ADVANTAGE FUND
CLASS H
2003 6               $10.67    $0.15 1    $0.36      $(0.15)     $(0.00)    $11.03     4.78%     $50       1.54%         3.50%

U.S. GOVERNMENT INCOME FUND
CLASS H
2003                  $9.43    $0.30 1    $0.19      $(0.36)     $(0.00)     $9.56     5.27%    $427       1.73%         3.13%
2002 7                 9.39     0.15 1     0.01       (0.12)      (0.00)      9.43     1.73       22       1.69          4.40




                                Ratio of Net
                                 Investment
                                  Income/
                     Ratio of    (Loss) to
                    Expenses to    Average
                    Average Net  Net Assets
                       Assets      (Before   Portfolio
                    (Before Fee      Fee     Turnover
                      Waivers)     Waivers)    Rate
BOND FUND
CLASS H
2003                    1.67%        3.77%     213% 8
2002 2                  1.62         5.62       98

GNMA FUND
CLASS H
2003                    1.73%        3.54%      89%
2002 3                  1.74         4.14       46

INTERMEDIATE BOND FUND
CLASS H
2003                    1.69%        2.90%     129%
2002 4                  1.70         4.00      141

LIMITED MATURITY BOND FUND
CLASS H
2003                    1.60%        2.11%     117%
2002 5                  1.58         3.29      110

TOTAL RETURN ADVANTAGE FUND
CLASS H
2003 6                  1.69%        3.35%     108%


U.S. GOVERNMENT INCOME FUND
CLASS H
2003                    1.73%        3.13%     364% 8
2002 7                  1.69         4.40      219


+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge.
(1)Per share data calculated using average shares outstanding method.
(2)The Bond Fund Class H commenced operations on April 30, 2002. All ratios for the period have been annualized.
(3)GNMA Fund Class H commenced operations on April 19, 2002. All ratios for the period have been annualized.
(4)Intermediate Bond Fund Class H commenced operations on April 18, 2002. All ratios for the period have been annualized.
(5)Limited Maturity Bond Fund Class H commenced operations on February 5, 2002. All ratios for the period have been annualized.
(6)Total Return Advantage Fund Class H commenced operations on December 30, 2002. All ratios for the period have been annualized.
(7)U.S. Government Income Fund Class H commenced operations on February 5, 2002. All ratios for the period have been annualized.
(8)Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated




                                         Realized                                                        Ratio of
                       Net                 and               Distributions                               Expenses    Ratio of Net
                      Asset     Net     Unrealized   Dividends  from Net   Net Asset            Net        to         Investment
                      Value, Investment   Gains      from Net   Realized     Value,            Assets     Average    Income/(Loss)
                    Beginning Income/  (Losses) on   Investment  Capital     End of   Total    End of      Net        to Average
                     of Year   (Loss)   Investments   Income      Gains      Year    Return+  Year (000)  Assets      Net Assets
NATIONAL TAX EXEMPT BOND FUND
CLASS H
2003 2               $10.33    $0.15 1    $0.27      $(0.15)     $(0.00)    $10.60     3.96%      $5       1.56%         2.96%

OHIO TAX EXEMPT BOND FUND
CLASS H
2003                 $11.15    $0.33 1    $0.49      $(0.33)     $(0.00)    $11.64     7.47%    $147       1.56%         2.89%
2002 3,4              10.95     0.06 1     0.20       (0.06)      (0.00)     11.15     2.35       30       1.59          3.16

MONEY MARKET FUND
CLASS H
2003                  $1.00    $0.01 +      ---      $(0.01)        ---      $1.00     0.60%     $82       0.95%         0.64%
2002 5                 1.00     0.00 *+     ---       (0.00) *      ---       1.00     0.05       90       1.38          0.59



                                Ratio of Net
                                 Investment
                                  Income/
                     Ratio of    (Loss) to
                    Expenses to    Average
                    Average Net  Net Assets
                       Assets      (Before   Portfolio
                    (Before Fee      Fee     Turnover
                      Waivers)     Waivers)    Rate
NATIONAL TAX EXEMPT BOND FUND
CLASS H
2003 2                 1.71%        2.81%      11%

OHIO TAX EXEMPT BOND FUND
CLASS H
2003                   1.71%        2.74%       6%
2002 3,4               1.74         3.01       19

MONEY MARKET FUND
CLASS H
2003                   1.46%        0.13%     ---
2002 5                 1.48         0.49      ---


*  Amount represents less than 0.01 per share.
+ Total return is for the period indicated and has not been annualized, unless otherwise indicated. Total return excludes sales charge.
(1)Per share data calculated using average shares outstanding method.
(2)National Tax Exempt Bond Fund Class H commenced operations on December 16, 2002. All ratios for the period have been annualized.
(3)Ohio Tax Exempt Bond Fund Class H commenced operations on April 1, 2002. All ratios for the period have been annualized.
(4)In accordance with the implementation of new accounting standards, the National Tax Exempt Bond Fund and Ohio Tax Exempt Bond Fund were required to record a cumulative effect adjustment of $103,395 and $36,769, respectively, to reflect the accretion of market discounts that were not previously recorded. The cumulative adjustments were reclassified between net investment income and net unrealized appreciation of securities and therefore did not impact total net assets or the net asset value per share of the Funds. The effect of this change for the year ended May 31, 2002 was to increase (decrease) net investment income by $128,647 and $(26,247), respectively.
(5)Money Market Fund Class H commenced operations on April 11, 2002. All ratios for the period have been annualized.

INVESTMENT ADVISER
National City Investment Management Company
1900 East Ninth Street
Cleveland, Ohio 44114

DISTRIBUTOR
Professional Funds Distributor, LLC
760 Moore Road
King of Prussia, PA 19406

LEGAL COUNSEL
Drinker Biddle & Reath LLP
One Logan Square
18th and Cherry Streets
Philadelphia, Pennsylvania 19103-6996

BOARD OF TRUSTEES

ROBERT D. NEARY
CHAIRMAN
Retired Co-Chairman, Ernst & Young
Director:
Commercial Metals Company
Strategic Distribution, Inc.


HERBERT R. MARTENS, JR.
PRESIDENT
Executive Vice President,
   National City Corporation
Chairman and Chief Executive
   Officer, NatCity Investments, Inc.

JOHN G. BREEN
Retired Chairman and CEO,
   The Sherwin Williams Co.
Director:
The Sherwin Williams Co.
Parker Hannifin Corp.
Mead Westvaco Corp.
Goodyear Tire & Rubber Co.
The Stanley Works

JOHN F. DURKOTT
President and Chief Executive Officer,
   Kittle's Home Furnishings Center, Inc.

ROBERT J. FARLING
Retired Chairman, President and Chief
    Executive Officer, Centerior Energy


RICHARD W. FURST
Garvice D. Kincaid Professor of Finance and
    Dean Emeritus, Gatton College of Business and
    Economics, University of Kentucky


GERALD L. GHERLEIN
Retired Executive Vice President and
   General Counsel, Eaton Corporation

KATHLEEN A. OBERT
Chairman and Chief Executive Officer,
   Edward Howard & Co.

J. WILLIAM PULLEN
President and Chief Executive Officer,
   Whayne Supply Company



 The Armada Funds Trustees also serve as Trustees of The Armada Advantage Fund.


                                                    [Sailboat Logo]
                                                    Armada(R) Funds
                                                    www.armadafunds.com

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI, as it may be amended or supplemented from time to time, includes more detailed information about Armada Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS
These reports list each Fund's holdings and contain information from the Funds' managers about strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN MORE INFORMATION:

By Internet:
www.armadafunds.com

By Telephone:
Call 1-800-622-FUND (3863)

By Mail:
P.O. Box 8421
Boston, MA 02266-8421

From the SEC:

You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Armada Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 202-942-8090. You may request documents from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at PUBLICINFO@SEC.GOV or by writing to:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

[Sailboat Logo]
Armada(R)
    Funds

www.armadafunds.com

Armada Funds' Investment Company Act registration number is 811-4416

                                  ARMADA FUNDS

                      EQUITY FUNDS, ASSET ALLOCATION FUNDS,
                    FIXED INCOME FUNDS, TAX FREE BOND FUNDS,
                               MONEY MARKET FUNDS

                                    H SHARES

    SUPPLEMENT DATED DECEMBER 1, 2003 TO THE PROSPECTUS DATED OCTOBER 1, 2003

         THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND
             THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN
                         CONJUNCTION WITH THE PROSPECTUS

ARMADA U.S. GOVERNMENT INCOME FUND

The prospectus disclosure for the Armada U.S. Government Income Fund on page 56 is amended and supplemented by deleting the second paragraph under "Principal Investment Strategies" and replacing it in its entirety with the following paragraph:

         Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks ("FHLBs"), as well as obligations issued or guaranteed by the U.S. government, including Treasury bills, notes, bonds and certificates of indebtedness. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The Fund may invest the portion of its assets not subject to the 80% requirement stated above in other types of investments, including securities issued by non-governmental issuers, such as mortgage-related debt securities, asset-backed debt securities, commercial paper and preferred stock. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund normally maintains a dollar-weighted average maturity of between three and ten years.

In addition, the prospectus disclosure under "Credit Risk" on page 56 is amended and supplemented by deleting the first paragraph and replacing it in its entirety with the following paragraph:

         CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

OTHER FUNDS

The following supplements prospectus disclosure concerning the principal investment strategies and principal risks of investing for certain Armada funds:

       As part of their principal investment strategies, each of the ARMADA BALANCED ALLOCATION FUND, ARMADA BOND FUND, ARMADA INTERMEDIATE BOND FUND, ARMADA LIMITED MATURITY BOND FUND, ARMADA ULTRA SHORT BOND FUND AND ARMADA TOTAL RETURN ADVANTAGE FUND may invest in securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks ("FHLBs"), as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

ARMADA SMALL CAP CORE FUND

Shares of the Armada Small Cap Core Fund are not available for sale in Nebraska, Oklahoma and New Hampshire.

CHANGE IN ADVISORY FEES

Effective December 1, 2003, National City Investment Management Company (the "Adviser") will change its fee waiver on the Armada Mid Cap Growth Fund, Armada Small/Mid Cap Value Fund, Armada Tax Managed Equity Fund and Armada U.S. Government Income Fund so that advisory fees net of waivers will be as follows:

                     Armada Mid Cap Growth Fund                     0.75%
                     Armada Small/Mid Cap Value Fund                0.75%
                     Armada Tax Managed Equity Fund                 0.50%
                     Armada U.S. Government Income Fund             0.40%

In connection with these changes, information relating to the fund expenses presented in the prospectus will change as follows:

The Fund Fees and Expenses tables for the Mid Cap Growth Fund on page 26 and the Small/Mid Cap Value Fund and Tax Managed Equity Fund on page 27 are deleted and replaced with the following information:

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                                           MID CAP GROWTH FUND
Maximum Total Sales Charge (Load)                                 2.00%
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)                     1.00%
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a
percentage of net asset value) 1                                  1.00%
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Other Distributions
(as a percentage of offering price)                               None
--------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount
redeemed, if applicable)                                          None
--------------------------------------------------------------------------------
Exchange Fee                                                      None
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                                          1.00% 4
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                                         0.75%
--------------------------------------------------------------------------------
Other Expenses:
--------------------------------------------------------------------------------
   Shareholder Servicing Fees 2                                   0.25%
--------------------------------------------------------------------------------
   Other                                                          0.20% 3
--------------------------------------------------------------------------------
Total Other Expenses                                              0.45%
--------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                                2.20%
--------------------------------------------------------------------------------

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                                      SMALL/MID CAP VALUE         TAX MANAGED EQUITY FUND
                                                              FUND
Maximum Total Sales Charge (Load)                            2.00%                         2.00%
-----------------------------------------------------------------------------------------------------------
    Maximum Sales Charge (Load) Imposed on
    Purchases (as a percentage of offering
    price)                                                   1.00%                         1.00%
-----------------------------------------------------------------------------------------------------------
    Maximum Deferred Sales Charge (Load)
    (as a percentage of net asset value) 1                   1.00%                         1.00%
-----------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Other
Distributions (as a percentage of offering
price)                                                        None                          None
-----------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount
redeemed, if applicable)                                      None                          None
-----------------------------------------------------------------------------------------------------------
Exchange Fee                                                  None                          None
-----------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                                     1.00% 4                       0.75% 4
-----------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                    0.75%                         0.75%
-----------------------------------------------------------------------------------------------------------
Other Expenses:
-----------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees 2                              0.25%                         0.25%
-----------------------------------------------------------------------------------------------------------
   Other                                                     0.16% 3                       0.15% 3
-----------------------------------------------------------------------------------------------------------
Total Other Expenses                                         0.41%                         0.40%
-----------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                           2.16%                         1.90%
-----------------------------------------------------------------------------------------------------------

1 A contingent deferred sales charge is charged only with respect to Class H Shares redeemed prior to eighteen months from the date of purchase.
2 Certain financial institutions may provide administrative services to their customers who own Class H Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of the share class. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.
3 Other Expenses for certain Funds have been restated to reflect current expenses.
4 The Adviser waived a portion of its advisory fees for the S&P 500 Index Fund during the last fiscal year. After this fee waiver, the S&P 500 Index Fund's Investment Advisory Fees and Total Annual Fund Operating Expenses were as follows:

                              ADVISORY FEES              TOTAL EXPENSES
                                  0.20%                      1.35%

The Adviser expects to continue waiving a portion of its advisory fees for the S&P 500 Index Fund and also expects to waive a portion of it's advisory fees for the Small Cap Core Fund, the Mid Cap Growth Fund, the Small/Mid Cap Value Fund and the Tax Managed Equity Fund during the current fiscal year. After these fee waivers, these Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:

      FUND                                ADVISORY FEES      TOTAL EXPENSES
      S&P 500 Index Fund                      0.20%               1.34%
      Small Cap Core Fund                     0.50%               1.66%
      Mid Cap Growth Fund                     0.75%               1.95%
      Small/Mid Cap Value Fund                0.75%               1.91%
      Tax Managed Equity Fund                 0.50%               1.65%

These fee waivers are voluntary and may be revised or discontinued at any time.

The Fund Fees and Expenses table for the U.S. Government Income Fund on page 59 is deleted and replaced with the following information:

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)
                                                    U.S. GOVERNMENT
                                                      INCOME FUND

Maximum Total Sales Charge (Load)                        2.00%
----------------------------------------------------------------------
    Maximum Sales Charge (Load) Imposed on
    Purchases (as a percentage of offering
    price)                                               1.00%
----------------------------------------------------------------------
    Maximum Deferred Sales Charge (Load)
    (as a percentage of net asset value) 1               1.00%
----------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Other
Distributions (as a percentage of offering
price)                                                   None
----------------------------------------------------------------------
Redemption Fee (as a percentage of amount
redeemed, if applicable)                                 None
----------------------------------------------------------------------
Exchange Fee                                             None
----------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                                 0.55% 4
----------------------------------------------------------------------
Distribution (12b-1) Fees                                0.75%
----------------------------------------------------------------------
Other Expenses:
----------------------------------------------------------------------
   Shareholder Servicing Fees 2                          0.25%
----------------------------------------------------------------------
   Other 3                                               0.17%
----------------------------------------------------------------------
Total Other Expenses                                     0.42%
----------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                       1.72%
----------------------------------------------------------------------

1 A contingent deferred sales charge is charged only with respect to Class H Shares redeemed prior to eighteen months from the date of purchase.
2 Certain financial institutions may provide administrative services to their customers who own Class H Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of the share class. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.
3 Other Expenses for certain Funds have been restated to reflect current expenses.
4 The Adviser waived a portion of its advisory fees for certain Funds during the last fiscal year. After these fee waivers, these Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses were as follows:

         FUND                              ADVISORY FEES          TOTAL EXPENSES
         Intermediate Bond Fund                0.40%                  1.54%
         Limited Maturity Bond Fund            0.35%                  1.50%
         Total Return Advantage Fund           0.40%                    *
         Ultra Short Bond Fund                 0.10%                  0.00%

*Class H Shares of the Total Return Advantage Fund were not in operation during the last fiscal year. The Adviser expects to continue waiving a portion of its advisory fees for these Funds and also expects to waive a portion of it's advisory fee for the U.S. Government Income Fund during the current fiscal year. After these fee waivers, these Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:

         FUND                              ADVISORY FEES        TOTAL EXPENSES
         Intermediate Bond Fund                0.40%                1.53%
         Limited Maturity Bond Fund            0.35%                1.49%
         Total Return Advantage Fund           0.40%                1.54%
         Ultra Short Bond Fund                 0.20%                1.33%
         U.S. Government Income Fund           0.40%                1.57%

These fee waivers are voluntary and may be revised or discontinued at any time.

CLOSING OF ARMADA GNMA FUND

A Special Meeting of the shareholders of the Armada GNMA Fund (the "Fund") was held on November 18, 2003. At this Meeting, shareholders of the Fund approved the reorganization of the Fund into the Armada U.S. Government Income Fund. As a result, the Fund is closed effective November 24, 2003.



          INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

ARM-SU-021-0100

                                  ARMADA FUNDS

                      EQUITY FUNDS, ASSET ALLOCATION FUNDS,
                    FIXED INCOME FUNDS, TAX FREE BOND FUNDS,
                               MONEY MARKET FUNDS

                                    H SHARES

              SUPPLEMENT DATED DECEMBER 19, 2003 TO THE PROSPECTUS
                      DATED OCTOBER 1, 2003 AS SUPPLEMENTED
                                DECEMBER 1, 2003

         THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND
             THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN
                         CONJUNCTION WITH THE PROSPECTUS

FUND NAME CHANGES

Effective February 1, 2004, the names of the following Armada Funds will be changed as set forth below:

     CURRENT FUND NAME                                NEW FUND NAME
     Armada U.S. Government Income Fund               Armada Government Mortgage Fund
     Armada Michigan Municipal Bond Fund              Armada Michigan Intermediate Municipal Bond Fund
     Armada National Tax Exempt Bond Fund             Armada Intermediate Tax Exempt Bond Fund
     Armada Ohio Tax Exempt Bond Fund                 Armada Ohio Intermediate Tax Exempt Bond Fund
     Armada Pennsylvania Municipal Bond Fund          Armada Pennsylvania Intermediate Municipal Bond Fund

These changes are intended to more specifically reflect the principal investment strategies utilized by each Fund and do not result in any change to a Fund's investment objective or policies.

REORGANIZATION OF ARMADA LARGE CAP ULTRA FUND INTO ARMADA LARGE CAP GROWTH FUND

At a meeting held on November 19, 2003, the Board of Trustees of Armada Funds approved a Plan of Reorganization in connection with the proposed reorganization of the Armada Large Cap Ultra Fund into the Armada Large Cap Growth Fund (the "Reorganization"). The shareholders of the Armada Large Cap Ultra Fund will be asked to consider and approve the Reorganization at a Special Meeting of the shareholders currently expected to be held during the first quarter of 2004. If you are a shareholder of record of the Armada Large Cap Ultra Fund as of the Record Date for the Special Meeting, you will be eligible to vote at the Special Meeting. If you become a shareholder of record after the Record Date, you will not be eligible to vote at the Special Meeting. All shareholders of record as of the Record Date will receive a proxy statement relating to the Reorganization. If the Reorganization is approved by shareholders, Armada expects to complete the Reorganization during the second quarter of 2004.

MARKET TIMING POLICIES AND PROCEDURES

The first three paragraphs under the italicized paragraph under the caption "Financial Intermediary" on page 91 are deleted, and the following disclosure is added to page 86 prior to the chart titled "How to Purchase Fund Shares";

       LIMITATIONS ON PURCHASES, EXCHANGES AND REDEMPTIONS

       The Fund has imposed limits on purchases, exchanges and redemptions to prevent excessive short-term trading by shareholders. Short-term trading creates transaction costs that are borne by all shareholders and disrupts the orderly management of the Fund's portfolio investments.

       GENERAL TRADING LIMITS: Fund shareholders are limited to no more than six "round trip" transactions - a fund purchase followed shortly by a corresponding sale (redemption or exchange) -- during any 12-month period. If multiple "round trip" transactions occur in an account, there must be at least 60 calendar days between the initiation of each transaction.

       Shareholders who violate this policy will be notified of violations of the Fund's market timing policies. If a shareholder continues market timing activities after being cited for market timing violations, the account will be closed to new purchases or exchanges of Fund shares.

       If any transaction is deemed to have the potential to adversely impact a fund, the Fund reserves the right to:

           o  Reject a purchase or exchange
           o Delay payment of immediate cash redemption proceeds for up to seven calendar days
           o Revoke a shareholder's privilege to purchase Fund shares (including exchanges or "round trips")
           o  Limit the amount of any exchange

  The Fund reserves the right to revise or terminate the exchange privilege at any time, for any reason.

ARMADA AGGRESSIVE ALLOCATION FUND

Effective January 1, 2004, the Armada Large Cap Growth Fund is included as an Underlying Fund in which the Armada Aggressive Allocation Fund may invest. Accordingly, effective January 1, 2004, the prospectus disclosure under "Principal Investment Strategies" on page 30 is amended and supplemented by deleting the third paragraph and replacing it in its entirety with the following:

         The Fund intends to invest 60% to 90% of its net assets in shares of Underlying Armada Funds that invest primarily in equity securities (Armada International Equity, Armada Large Cap Growth, Armada Large Cap Ultra, Armada Large Cap Value, Armada Small Cap Growth and Armada Small Cap Value Funds), 10% to 40% of its net assets in shares of Underlying Armada Funds that invest primarily in fixed income securities (Armada Bond and Armada Intermediate Bond Funds) and 0% to 20% of its net assets in shares of the Armada Money Market Fund. The Fund normally intends to invest exclusively in shares of Underlying Armada Funds, but may from time to time also invest directly in U.S. government securities and short-term money market instruments. The Adviser does not currently intend to invest any of the Fund's assets in the Armada International Equity Fund.

ARMADA CONSERVATIVE ALLOCATION FUND

Effective January 1, 2004, the Armada Large Cap Growth Fund is included as an Underlying Fund in which the Armada Conservative Allocation Fund may invest. Accordingly, effective January 1, 2004, the prospectus disclosure under "Principal Investment Strategies" on page 38 is amended and supplemented by deleting the third paragraph and replacing it in its entirety with the following:

         The Fund intends to invest 50% to 80% of its net assets in shares of Underlying Armada Funds that invest primarily in fixed income securities (Armada Bond and Armada Intermediate Bond Funds), 20% to 50% of its net assets in shares of Underlying Armada Funds that invest primarily in equity securities (Armada International Equity, Armada Large Cap Growth, Armada Large Cap Ultra, Armada Large Cap Value, Armada Small Cap Growth and Armada Small Cap Value Funds), and 0% to 20% of its net assets in shares of the Armada Money Market Fund. The Fund normally intends to invest exclusively in shares of Underlying Armada Funds, but may from time to time also invest directly in U.S. government securities and short-term money market instruments. The Adviser does not currently intend to invest any of the Fund's assets in the Armada International Equity Fund.

CHANGE OF NAME AND PRINCIPAL INVESTMENT STRATEGY FOR THE ARMADA SMALL/MID CAP VALUE FUND

Effective March 1, 2004, the name of the Armada Small/Mid Cap Value Fund will be changed to the Armada Mid Cap Value Fund and the Fund's principal investment strategy will be using a value-oriented approach to invest under normal circumstances at least 80% of its net assets plus any borrowings for investment purposes in securities issued by mid cap companies

Accordingly, effective March 1, 2004, the prospectus disclosure under "Principal Investment Strategies" and "Principal Risks of Investing" on page 22 is amended and supplemented by deleting the entire section and replacing it in its entirety with the following:

         PRINCIPAL INVESTMENT STRATEGIES

         The Armada Mid Cap Value Fund's investment objective is to provide long-term capital appreciation. The investment objective may be changed without a shareholder vote.

         The Fund's principal investment strategy is investing in common stocks of U.S. companies that are considered to have mid cap stock market capitalizations. Companies meeting this criteria are ones that have a market capitalization between $1 billion and $15 billion at the time the Fund purchases the company's securities.

         Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by mid cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

         In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser focuses on securities of companies that offer good value and good news. The Adviser generally seeks to invest in companies based on price-to-sales, price-to-book and price-to-cash flow ratios that are lower than market averages. The Adviser generally sells securities when these valuation ratios rise above market averages. The Fund will not necessarily sell a security if the issuer no longer meets the market capitalization criteria stated above, so long as the security otherwise continues to meet investment criteria.

         Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may increase transaction costs and capital gains tax liabilities, and may lower Fund performance.

         PRINCIPAL RISKS OF INVESTING

         MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

         The Fund is also subject to the risk that value-oriented mid cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

         For additional information about risks, see "More Information About Principal Investment Strategies."

          INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

ARM-SU-012-0200

                                  ARMADA FUNDS

                      EQUITY FUNDS, ASSET ALLOCATION FUNDS,
                    FIXED INCOME FUNDS, TAX FREE BOND FUNDS,
                               MONEY MARKET FUNDS

                                    H SHARES

              SUPPLEMENT DATED DECEMBER 19, 2003 TO THE PROSPECTUS
                      DATED OCTOBER 1, 2003 AS SUPPLEMENTED
                                DECEMBER 1, 2003

         THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND
             THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN
                         CONJUNCTION WITH THE PROSPECTUS


EXCHANGE OF CLASS H SHARES FOR CLASS C SHARES; TERMINATION OF H CLASS

Effective on or about March 1, 2004, all outstanding Class H Shares of each Armada Fund shall be exchanged automatically for Class C Shares of the same Armada Series Fund, based on relative net asset value. Following such exchange, no Class H Shares of any Armada Series Fund shall remain outstanding nor shall Class H Shares of any Armada Series Fund be offered for further sale. Effective as of the close of business on March 1, 2004, Class H Shares will be closed to new investments, including additional investments on behalf of existing shareholder accounts.

From the date of this supplement, the Funds will waive the investment minimums as described in the prospectus for any Class H Shares exchanged for Class C Shares.


          INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE


ARM-SU-021-0200